As filed with the Securities and Exchange Commission on May 18, 2020

No. 333-201473

No. 811-22926

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 160	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 162	☒

Innovator ETFs Trust II

(Exact Name of Registrant as Specified in Charter)

109 North Hale Street
Wheaton, Illinois 60187

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (800) 208-5212

H. Bruce Bond

Innovator ETFs Trust II

109 North Hale Street
Wheaton, Illinois 60187

(Name and Address of Agent for Service)

Copy to:

Morrison C. Warren, Esq.

Chapman and Cutler LLP

111 West Monroe Street

Chicago, Illinois 60603

It is proposed that this filing will become effective (check appropriate box):

☐     Immediately upon filing pursuant to paragraph (b) of Rule 485.

☐     On (date) pursuant to paragraph (b) of Rule 485.

☒     60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐     On (date) pursuant to paragraph (a) of Rule 485.

☐     75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐     On (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 160

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A - Prospectus for Innovator S&P 500 Diversified Power Buffer ETF™ (formerly Innovator Lunt Low Vol/High Beta Tactical ETF)

Part B - Statement of Additional Information for Innovator S&P 500 Diversified Power Buffer ETF™ (formerly Innovator Lunt Low Vol/High Beta Tactical ETF)

Part C - Other Information

Signatures

Index to Exhibits

Exhibits

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

Dated May 18, 2020

Prospectus

Innovator S&P 500 Diversified Power Buffer ETF™

(formerly Innovator Lunt Low Vol/High Beta Tactical ETF)

(Cboe BZX — ____)

________________, 2020

Innovator S&P 500 Diversified Power Buffer ETF™ (formerly Innovator Lunt Low Vol/High Beta Tactical ETF) (the “Fund”) is a series of Innovator ETFs Trust II (the “Trust”) and an exchange-traded index fund. The Fund lists and principally trades its shares on Cboe BZX Exchange, Inc. (“Cboe BZX” or the “Exchange”).

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Information	1

Additional Information About the Fund’s Principal Investment Strategies	14

Fund Investments	16

Additional Risks of Investing in the Fund	17

Management of the Fund	24

How to Buy and Sell Shares	26

Dividends, Distributions and Taxes	27

Distributor	31

Net Asset Value	31

Disclaimers	33

Fund Service Providers	33

Premium/Discount Information	33

Investments by Other Investment Companies	33

Financial Highlights	34

Innovator S&P 500 Diversified Buffer ETF

Investment Objective

The Fund seeks investment results that generally correspond (before fees and expenses) to the performance of the Refinitiv Diversified Power Buffer Strategy Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.__%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(1)	0.__%
Total Annual Fund Operating Expenses	0.__%
(1)	Estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$___	$___	$___	$___

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended September 30, 2019, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio. For the fiscal period from October 1, 2019 through October 31, 2019, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest at least 80% of its net assets (including investment borrowing) in the exchange-traded funds ("ETFs") that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment sub-adviser, Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”), seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. As index provider, [Thomson Reuter] (“Thomson Reuter” or the “Index Provider”) compiles, maintains and calculates the Index.

The Index is composed of the shares of the twelve ETFs (each, an “Underlying ETF,” and together, the “Underlying ETFs”) set forth below:

1.	Innovator S&P 500 Power Buffer ETF™ — January (PJAN)

2.	Innovator S&P 500 Power Buffer ETF™ — February (PFEB)

3.	Innovator S&P 500 Power Buffer ETF™ — March (PMAR)

4.	Innovator S&P 500 Power Buffer ETF™ — April (PAPR)

5.	Innovator S&P 500 Power Buffer ETF™ — May (PMAY)

6.	Innovator S&P 500 Power Buffer ETF™ — June (PJUN)

7.	Innovator S&P 500 PowerBuffer ETF™ — July (PJUL)

8.	Innovator S&P 500 Power Buffer ETF™ — August (PAUG)

9.	Innovator S&P 500 Power Buffer ETF™ — September (PSEP)

10.	Innovator S&P 500 Power Buffer ETF™ — October (POCT)

11.	Innovator S&P 500 Power Buffer ETF™ — November (PNOV)

12.	Innovator S&P 500 Power Buffer ETF™ — December (PDEC)

Each Underlying ETF invests at least 80% of its net assets in FLexible EXchange® Options (“FLEX Options”) that reference the S&P 500 Price Return Index (“S&P 500 Price Index”). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation. Their uniquely customizable nature allows each Underlying ETF’s investment portfolio to provide a “defined outcome.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index.

In the case of the Underlying ETFs, each fund seeks to provide an outcome that is based upon the performance of the S&P 500 Price Index over the course of an approximately one-year time period that begins on the first trading day of the month indicated in the Underlying ETF’s name when the the fund enters into its FLEX Option positions and ends on the market’s closure on the last trading day of the month immediately preceding the month indicated its name when those FLEX Options expire (each, an “Outcome Period”). Each Underlying ETF seeks to provide the following outcomes (the “Outcomes”) over the duration of its Outcome Period:

●

In the event that the S&P 500 Price Index increases in value over the duration of the Outcome Period, the Underlying ETF seeks to provide investment returns that match the performance of the S&P 500 Price Index, up to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Underlying ETF for the Outcome Period (a “Cap”).

●	In the event that the S&P 500 Price Index decreases in value by less than 15% over the duration of the Outcome Period, the Underlying ETF seeks to provide investment return of 0%.

●

In the event that the S&P 500 Price Index decreases in value by more than 15% over the duration of the Outcome Period, the Underlying ETF seeks to provide investment return that is 15% less than the return experienced by the S&P 500 Price Index.

The Outcomes sought by the Underlying ETFs do not take into account each Underlying ETF’s management fee of 0.79% of the Underlying ETF’s daily net assets or any shareholder transaction fees and any extraordinary expenses incurred by the Fund. The buffer that each Underlying ETF seeks to provide is only operative against the first 15% of S&P 500 Price Index losses for the Outcome Period. After the S&P 500 Price Index has decreased in value by more than 15%, the Underlying ETF will experience all subsequent losses on a one-to-one basis.

The two hypothetical graphical illustrations provided below are designed to illustrate the Outcomes sought by the Underlying ETFs based upon the hypothetical performance of the S&P 500 Price Index. Additional hypothetical graphical representations of the Outcomes are provided in “Additional Information Regarding the Fund’s Principal Investment Strategies.” There is no guarantee that an Underlying ETF will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that each Underlying ETF seeks to provide do not include the costs associated with purchasing shares of the fund and certain expenses incurred by the fund.

Innovator Capital Management, LLC, the investment adviser to the Fund and the Underlying ETFs (“Innovator” or the “Adviser”), maintains a webpage for each Underlying ETF that provides current information relating to the Underlying ETF’s sought-after Outcomes, including the performance of the S&P 500 Price Index since the beginning of the Outcome Period, the Underlying ETF’s net asset value (“NAV”), the amount of investment gains possible until the Underlying ETF reaches the Cap, and the amount of 15% buffer remaining. The address for each Underlying ETF’s webpage is set forth in the section entitled “Additional Information About the Fund’s Principal Investment Strategies.” These webpages will not only allow a prospective investor to find current information about each Underlying ETF’s progress through its Outcome Period, but it also provides links to each Underlying ETF’s prospectus and statement of additional information, which describe the principal investment strategies and principal risks of each Underlying ETF in much greater detail. Prospective investors are encouraged to visit one or more of these webpages and read the prospectus and statement of additional information of the Underlying ETFs before investing in an either an Underlying ETF or the Fund.

The Index is designed to be equally allocated in the shares of the twelve Underlying ETFs. Instead of providing the distinct point-to-point exposure that is offered by each Underlying ETF, the Index’s laddered approach provides an investor the aggregate exposure of all the Underlying ETFs. Because the Index is equally invested in each of the twelve Underlying ETFs, at the end of each month, one of the Underlying ETFs will be concluding its Outcome Period and beginning another. This means that every month one of the Underlying ETFs will reset both its buffer and its Cap. In a market environment where the value of the S&P 500 Price Index is steadily increasing, this will mean that the Fund will continue to have the ability to increase in value as one of its underlying positions will have reset its Cap. In a market environment where the S&P 500 Price Index is steadily decreasing, this will mean that the Fund will continue to derive benefit from the buffer as the buffer on one of its underlying positions will have reset. The buffer is only provided by the Underlying ETFs. The Fund does not provide a buffer.

The Index also helps offset one of the elements of the Underlying ETFs that make them a unique investment product: that the Outcomes that each seeks to provide are only provided to shareholders that are holding shares of the Underlying ETF on the first day of its Outcome Period and continue to hold them until the last day of the Outcome Period. Depending on the performance of the S&P 500 Price Index since the beginning of the Outcome Period, a shareholder purchasing shares of an Underlying ETF may either have little potential upside remaining until the fund reaches its Cap (if the S&P 500 Price Index has increased in value since the beginning of the Outcome Period) or may not be able to take advantage of the buffer (if the S&P 500 Price Index has decreased in value since the beginning of the Outcome Period). An investment in the Fund, which is invested in the Underlying ETFs at all times, allows a shareholder to participate in the Outcomes of each Underlying ETF without undertaking any additional purchases or sales.

The Index is reconstituted and rebalanced semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Index will be scheduled to rebalance and reconstitute its portfolio securities on the third Wendesday of April and October each year. The Index’s semi-annual rebalance and reconstitution schedule may cause the Fund to experience a higher rate of portfolio turnover. Frequent turnover of the Fund’s portfolio securities may negatively affect the Fund’s performance because the Fund may pay higher levels of transaction costs and generate greater tax liabilities for shareholders.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the risk factors set forth below does not indicate the significance of any particular risk factor.

Underlying ETF Risk. Because the Fund’s value is based on the value of the Underlying ETF’s, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETFs. The Underlying ETFs are subject to many of the same structural risks as the Fund that are described in more detail herein, such as Active Markets Risk, Authorized Participant Concentration Risk, Fluctuation of Net Asset Value Risk, Market Maker Risk, Market Risk, Operational Risk and Trading Issues Risk. However, the risks of owning an ETF also include the risks associated with the investments held by the Underlying ETFs. As such, the Fund may be subject to the following risks as a result of its investments in the Underlying ETFs:

Buffered Loss Risk. There can be no guarantee that an Underlying ETF will be successful in its strategy to provide buffer protection against S&P 500 Price Index losses if the S&P 500 Price Index decreases over the Outcome Period by 15% or less. A shareholder may lose their entire investment. An Underlying ETF’s strategy seeks to deliver returns that match the S&P 500 Price Index (up to the Cap), while limiting downside losses, if shares are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. In the event an investor purchases shares of an Underlying ETF after the date on which the FLEX Options were entered into or sells shares of the Underlying ETF prior to the expiration of the FLEX Options, the buffer that the he date on which the FLEX Options were entered into or sells shares of the seeks to provide may not be available. The Underlying ETFs do not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

Capped Upside Return Risk. Each Underlying ETF’s strategy seeks to provide returns that are subject to the Cap. In the event that the S&P 500 Price Index has gains in excess of the Cap for the Outcome Period, an Underlying ETF will not participate in those gains beyond the Cap. An Underlying ETF’s strategy seeks to deliver returns that match those of the S&P 500 Price Index if shares of the Underlying ETF are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases shares of an Underlying ETF after the date on which the FLEX Options were entered into and the Underlying ETF has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on their shares.

FLEX Options Risk. The Underlying ETFs will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Underlying ETFs bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In less liquid market for the FLEX Options, an Underlying ETF may have difficulty closing out certain FLEX Options positions at desired times and prices. An Underlying ETF may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The value of the underlying FLEX Options will be affected by, among others, changes in the value of the S&P 500 Price Index, changes in interest rates, changes in the actual and implied volatility of the S&P 500 Price Index and the remaining time to until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the S&P 500 Price Index (although they generally move in the same direction). However, as a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the S&P 500 Price Index.

Outcome Period Risk. Each Underlying ETF’s investment strategy is designed to deliver returns that match the S&P 500 Price Index if Shares are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Underlying ETF seeks to achieve.

Liquidity Risk. In the event that trading in the underlying FLEX Options is limited or absent, the value of an Underlying ETF’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of an Underlying ETF, the ability of the Underlying ETF to value the FLEX Options becomes more difficult and the judgment of the Underlying ETF’s investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust may play a greater role in the valuation of the Underlying ETF’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for an Underlying ETF to accurately assign a daily value.

Tax Risk. The Underlying ETFs intend to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, the an Underlying ETF will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If an Underlying ETF does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Underlying ETF’s taxable income will be subject to tax at the fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in an Underlying ETF is unable or unwilling to meet its obligation on the security. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF could suffer significant losses.

Correlation Risk. The FLEX Options held by the Underlying ETFs will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the S&P 500 Price Index. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the S&P 500 Price Index, among others.

Investment Objective Risk. Certain circumstances under which an Underlying ETF might not achieve its objective include, but are not limited, to (i) if the Underlying ETF disposes of FLEX Options, (ii) if the Underlying ETF is unable to maintain the proportional relationship based on the number of FLEX Options in the fund’s portfolio, (iii) significant accrual of expenses in connection with effecting the Underlying ETF’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options.

Upside Participation Risk. There can be no guarantee that an Underlying ETF will be successful in its strategy to provide shareholders with a total return that matches the increase of the S&P 500 Price Index over the Outcome Period, up to the maximum return imposed by the Cap. In the event an investor purchases shares after the date on which the FLEX Options were entered into or does not stay invested in Underlying ETF for the entirety of the Outcome Period, the returns realized by the investor may not match those that the Underlying ETF seeks to achieve.

Cap Change Risk. A new Cap is established for each Underlying ETF at the beginning of each Outcome Period and is dependent on prevailing market conditions. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Cash Transactions Risk. The Underlying ETFs intend to effectuate creations and redemptions for cash, rather than in-kind securities. As a result, an investment in an Underlying ETF may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities. Because an Underlying ETF will effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs. Consequently, an investment in an Underlying ETF may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if an Underlying ETF sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of shares in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of shares than for other ETFs.

Active Markets Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Authorized Participation Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem “Creation Units” (as defined in “Purchase and Sale of Shares,”) Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Cyber Security Risk. As the use of Internet technology has become more prevalent, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Fluctuation of Net Asset Value Risk. The Fund’s Shares trade on the Exchange at their market price rather than their NAV. The market price may be at, above or below the Fund’s NAV. Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate significantly from the Fund’s NAV.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by their Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Additionally, the Index Provider has a limited history of experience as an index provider or investment adviser for a registered fund, which may create additional risks for investing in the Fund.

Index Risk. The Fund is not actively managed. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of a FLEX Options or other asset may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser and Sub-adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Passive Investment Risk. The Fund invests in the securities included in the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets, except in connection with the Index’s risk reduction mechanism. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Trading Issues Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of the Lunt Capital US Large Cap Equity Rotation Index and two broad-based market indices.

On [July 17, 2020], the Fund ceased tracking the Lunt Capital US Large Cap Equity Rotation Index and began pursuing its investment strategy of investing in the ETFs that comprise the Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the current strategy, would have generated. Prior to April 1, 2018, Elkhorn Investments LLC served as the Fund’s investment adviser. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

The Fund’s highest quarterly return was 13.38% (quarter ended 3/31/2019) and the Fund’s lowest quarterly return was (5.32)% (quarter ended 12/31/2018).

Average Annual Total Return as of December 31, 2019
Innovator S&P 500 Diversified Buffer ETF™	1 Year	Since Inception (10/19/16)
Return Before Taxes	32.66%	16.01%
Return After Taxes on Distributions	32.09%	15.51%
Return After Taxes on Distributions and Sale of Fund Shares	19.68%	12.52%
Lunt Capital U.S. Large Cap Equity Rotation Index (reflects no deduction for fees, expenses or taxes)	33.63%	16.81%
Refinitiv Diversified Power Buffer Strategy Index(1)(2) (reflects no deduction for fees, expenses or taxes)	N/A	N/A
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	31.49%	15.97%
S&P 500® Price Return Index (reflects no deduction for fees, expenses or taxes)	28.88%	8.45%
(1)

On [July 17, 2020], the Fund's underlying index changed from the Lunt Capital U.S. Large Cap Equity Rotation Index to the Refinitiv Diversified Power Buffer Strategy Index. Therefore, the Fund’s performance and historical returns shown for the periods prior to [July 27, 2020] are not necessarily indicative of the performance that the Fund, based on its current index, would have generated.

(2)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC (“Innovator” or the “Adviser”)

Investment Sub-Adviser

Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)

Portfolio Managers

The following persons serve as the portfolio managers of the Fund.

●	Dustin Lewellyn

●	Ernesto Tong

●	Anand Desai

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund and have served in such capacity since the Fund’s inception April 1, 2018.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may issue and redeem Shares in exchange for cash at a later date but has no current intention of doing so. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are expected to be listed for trading on the Exchange and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Fund’s Principal Investment Strategies

The Fund’s investment objective may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ prior written notice. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

The Fund uses an “indexing” investment approach to attempt to replicate, before fees and expenses, the performance of the Index. The Adviser seeks correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of the Fund and its Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Index’s returns. There is no guarantee that the tracking error will not exceed 5%. The Fund generally invests in all of the securities comprising the Index in proportion to the weightings of the securities in the Index. Under various circumstances, it may not be possible or practicable to purchase all of the securities comprising the Index. In those circumstances, the Fund may purchase a representative sample of securities in the Index.

Additional Information About the Refinitiv Diversified Power Buffer Strategy Index

The Index is comprised of the shares of the twelve Underlying ETFs set forth below:

1.	Innovator S&P 500 Power Buffer ETF™ — January (www.innovatoretfs.com/pjan)

2.	Innovator S&P 500 Power Buffer ETF™ — February (www.innovatoretfs.com/pfeb)

3.	Innovator S&P 500 Power Buffer ETF™ — March (www.innovatoretfs.com/pmar)

4.	Innovator S&P 500 Power Buffer ETF™ — April (www.innovatoretfs.com/papr)

5.	Innovator S&P 500 Power Buffer ETF™ — May (www.innovatoretfs.com/pmay)

6.	Innovator S&P 500 Power Buffer ETF™ — June (www.innovatoretfs.com/pjun)

7.	Innovator S&P 500 Power Buffer ETF™ — July (www.innovatoretfs.com/pjul)

8.	Innovator S&P 500 Power Buffer ETF™ — August (www.innovatoretfs.com/paug)

9.	Innovator S&P 500 Power Buffer ETF™ — September (www.innovatoretfs.com/psep)

10.	Innovator S&P 500 Power Buffer ETF™ — October (www.innovatoretfs.com/poct)

11.	Innovator S&P 500 Power Buffer ETF™ — November (www.innovatoretfs.com/pnov)

12.	Innovator S&P 500 Power Buffer ETF™ — December (www.innovatoretfs.com/pdec)

These webpages will not only allow a prospective investor to find current information about each Underlying ETF’s progress through its Outcome Period, but it also provides links to each Underlying ETF’s prospectus and statement of additional information, which describe the principal investment strategies and principal risks of each Underlying ETF in much greater detail. Prospective investors are encouraged to visit one or more of these webpages and read the prospectus and statement of additional information of the Underlying ETFs before investing in an either an Underlying ETF or the Fund.

Each Underlying ETF’s principal investment strategy seeks to produce the Outcomes based upon the performance of the S&P 500 Price Index. By layering both purchased and written call and put FLEX Options, each Underlying ETF seeks to deliver investment returns that match those of the S&P 500 Price Index for the Outcome Period if S&P 500 Price Index experiences gains, and buffered losses for the Outcome Period if the S&P 500 Price Index experiences losses. All investment gains are subject to a Cap. Both the Cap and the buffer are provided prior to taking into account the Underlying ETF’s annual management fees equal to 0.79% of the fund’s daily net assets, transaction fees and any extraordinary expenses incurred by the fund. Such expenses will reduce the Cap. There is no guarantee that an Underlying ETF will be successful in its attempt to provide buffered returns.

The S&P 500 Price Index is a large-cap, market-weighted, U.S. equities index that tracks the price (excluding dividends) of the 500 leading companies in leading industries. The S&P 500 Price Index is rebalanced quarterly in March, June, September and December.

In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). FLEX Options are exchange-traded options contracts with uniquely customizable terms. Each FLEX Option that an Underlying ETF enters into references the S&P 500 Price Index and expires on the last day of the Outcome Period. The FLEX Options, however, have varying strike prices. The layering of these FLEX Options with varying strike prices provides the mechanism for producing an Underlying ETF’s desired outcome. Each Underlying ETF has three main layers of FLEX Options as set forth below.

Layer	Label	Position	Index	Strike	Expiration
1	(a)	Purchased call option	S&P 500 Price Index	Less than 100%	Final day of Outcome Period
	(b)	Sold put option		Less than 100%
	(c)	Purchased put option		Greater than 100%
	(d)	Sold call option		Greater than 100%
2	(e)	Sold put option		Less than 100%
	(f)	Purchased put option		100%
3	(g)	Sold call option		Determined at beginning of Outcome Period

Layer 1	Upside S&P 500 Price Index Participation	The first layer involves buying and selling calls and puts (a), (b), (c), and (d), at pre-determined strikes to provide the desired S&P 500 Price Index participation.
Layer 2	Downside Buffer	The second layer involves buying and selling puts (e) and (f). Together they produce the downside buffer.
Layer 3	Upside Cap

The final layer involves selling a call (g), which creates the upside cap. The strike price at which (g) is sold is determined so that the combined net options purchase price is approximately equal to the Fund’s net asset value, as illustrated in the figure below.

●

The combination of FLEX Options (a)+(b)+(c)+(d) provide upside participation that matches that of the S&P 500 Price Index. At the expiration date, these FLEX Options realize a value equal to that of the S&P 500 Price Index.

●

Taken together, positions (e) and (f) produce the 15% “buffer,” where position (f) is the top end of the buffer and position (e) is the bottom end. The payoff at expiration will compensate for losses experienced by the S&P 500 Price Index (if any), in an amount not to exceed 15%.

●	The strike level of the FLEX Option in position (g) produces the Cap and is chosen so that the combined net FLEX Options purchase price in (a) through (g) is approximately equal to the Fund’s NAV.

●

The combination of positions (a) through (g) creates a maximum growth opportunity equal to the return experienced by the S&P 500 Price Index at expiration, not to exceed the Cap, while providing a 15% buffer from losses.

Fund Investments

Under normal circumstances, the Fund will invest at least 80% of its total assets in the securities that comprise the Index.

Principal Investments

Exchange-Traded Funds

ETFs are registered investment companies that trade on a securities exchange. The shares of ETFs may, at times, trade at a premium or discount to their net asset value. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs. As a shareholder in an ETF, the Fund will bear its ratable share of the ETF’s expenses, and would remain subject to payment of the ETF’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses. Securities of ETFs may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged securities.

Generally, investments in ETFs are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. The Fund will invest in the Underlying ETFs beyond these statutory limitations in reliance on Section 12(d)(1)(G) of the 1940 Act.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus. The order of the risk factors set forth below does not indicate the significance of any particular risk factor.

Underlying ETF Risk. Because the Fund’s value is based on the value of the Underlying ETF’s, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETFs. The Underlying ETFs are subject to many of the same structural risks as the Fund that are described in more detail herein, such as Active Markets Risk, Authorized Participant Concentration Risk, Fluctuation of Net Asset Value Risk, Market Maker Risk, Market Risk, Operational Risk and Trading Issues Risk. However, the risks of owning an ETF also include the risks associated with the investments held by the Underlying ETFs. As such, the Fund may be subject to the following risks as a result of its investments in the Underlying ETFs:

Buffered Loss Risk. There can be no guarantee that an Underlying ETF will be successful in its strategy to provide buffer protection against S&P 500 Price Index losses if the S&P 500 Price Index decreases over the Outcome Period by 15% or less. A shareholder may lose their entire investment. An Underlying ETF’s strategy seeks to deliver returns that match the S&P 500 Price Index (up to the Cap), while limiting downside losses, if shares are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. In the event an investor purchases shares of an Underlying ETF after the date on which the FLEX Options were entered into or sells shares of the Underlying ETF prior to the expiration of the FLEX Options, the buffer that the he date on which the FLEX Options were entered into or sells shares of the seeks to provide may not be available. The Underlying ETFs do not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

Capped Upside Return Risk. Each Underlying ETF’s strategy seeks to provide returns that are subject to the Cap. In the event that the S&P 500 Price Index has gains in excess of the Cap for the Outcome Period, an Underlying ETF will not participate in those gains beyond the Cap. An Underlying ETF’s strategy seeks to deliver returns that match those of the S&P 500 Price Index if shares of the Underlying ETF are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases shares of an Underlying ETF after the date on which the FLEX Options were entered into and the Underlying ETF has risen in value to a level near to the Cap, there may be little or no ability for that investor to experience an investment gain on their shares.

FLEX Options Risk. The Underlying ETFs will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Underlying ETFs bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In less liquid market for the FLEX Options, an Underlying ETF may have difficulty closing out certain FLEX Options positions at desired times and prices. An Underlying ETF may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The value of the underlying FLEX Options will be affected by, among others, changes in the value of the S&P 500 Price Index, changes in interest rates, changes in the actual and implied volatility of the S&P 500 Price Index and the remaining time to until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the S&P 500 Price Index (although they generally move in the same direction). However, as a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the S&P 500 Price Index.

Outcome Period Risk. Each Underlying ETF’s investment strategy is designed to deliver returns that match the S&P 500 Price Index if Shares are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Underlying ETF seeks to achieve.

Liquidity Risk. In the event that trading in the underlying FLEX Options is limited or absent, the value of an Underlying ETF’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of an Underlying ETF, the ability of the Underlying ETF to value the FLEX Options becomes more difficult and the judgment of the Underlying ETF’s investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust may play a greater role in the valuation of the Underlying ETF’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for an Underlying ETF to accurately assign a daily value.

Tax Risk. Each Underlying ETF intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, an Underlying ETF will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code, including a requirement that the “issuers” of the Underlying ETF’s assets be sufficiently diversified. There is limited published IRS guidance or case law on how to determine the “issuer” of certain derivatives that each Underlying ETF will enter into. Therefore, there is a risk that an Underlying ETF will not meet the Code’s diversification requirements and will not qualify, or will be disqualified, as a RIC. Each Underlying ETF intends to treat FLEX Options referencing an index as “issued” by the issuers of the securities underlying the index. This, in turn, would allow an Underlying ETF to count the FLEX Options as automatically diversified investments under the Code’s diversification requirements. This position is consistent with informal guidance from the IRS but has not been confirmed by published guidance or case law. If the FLEX Options are not treated as issued by the issuers of the securities underlying the index for diversification test purposes, there is a risk that an Underlying ETF could lose its RIC status.

An Underlying ETF’s investments in offsetting positions with respect to the S&P 500 Price Index may affect the character of gains or losses realized by the Underlying ETF under the Code’s “straddle” rules and may increase the amount of short-term capital gain realized by the Underlying ETF. Such short-term capital gain is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. As a result, if an Underlying ETF makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased substantially as compared to a Fund that did not engage in such transactions. Accordingly, shareholders could have a lower after-tax return from investing in an Underlying ETF than investing in an ETF that seeks to passively track the S&P 500 Price Index.

If an Underlying ETF did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Underlying ETF’s taxable income would be subject to tax at the fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, an Underlying ETF might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Underlying ETF returns. In such event, an Underlying ETF may reorganize, close or materially change its investment objective and strategies.

The FLEX Options included in the each Underlying ETF’s portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. Gain or loss is recognized on this deemed sale. Such treatment could cause an Underlying ETF to recognize taxable income without receiving cash. In order to maintain its RIC qualification, an Underlying ETF must distribute at least 90% of its income annually. If the FLEX Options are subject to Section 1256 of the Code, and the Underlying ETF is unable to distribute marked-to-market gains to its shareholders, the Underlying ETF may lose its RIC qualification and be taxed as a regular corporation.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in an Underlying ETF is unable or unwilling to meet its obligation on the security. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF could suffer significant losses.

Correlation Risk. The FLEX Options held by the Underlying ETFs will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the S&P 500 Price Index. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the S&P 500 Price Index, among others.

Investment Objective Risk. Certain circumstances under which an Underlying ETF might not achieve its objective include, but are not limited, to (i) if the Underlying ETF disposes of FLEX Options, (ii) if the Underlying ETF is unable to maintain the proportional relationship based on the number of FLEX Options in the fund’s portfolio, (iii) significant accrual of f expenses in connection with effecting the Underlying ETF’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options.

Upside Participation Risk. There can be no guarantee that an Underlying ETF will be successful in its strategy to provide shareholders with a total return that matches the increase of the S&P 500 Price Index over the Outcome Period, up to the maximum return imposed by the Cap. In the event an investor purchases shares after the date on which the FLEX Options were entered into or does not stay invested in Underlying ETF for the entirety of the Outcome Period, the returns realized by the investor may not match those that the Underlying ETF seeks to achieve.

Cap Change Risk. A new Cap is established for each Underlying ETF at the beginning of each Outcome Period and is dependent on prevailing market conditions. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Cash Transactions Risk. The Underlying ETFs intend to effectuate creations and redemptions for cash, rather than in-kind securities. As a result, an investment in an Underlying ETF may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities. Because an Underlying ETF will effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs. Consequently, an investment in an Underlying ETF may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if an Underlying ETF sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of shares in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of shares than for other ETFs.

Active Markets Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Authorized Participation Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem “Creation Units” (as defined in “Purchase and Sale of Shares,”) Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Cyber Security Risk. As the use of Internet technology has become more prevalent, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Fluctuation of Net Asset Value Risk. The Fund’s Shares trade on the Exchange at their market price rather than their NAV. The market price may be at, above or below the Fund’s NAV. Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate significantly from the Fund’s NAV.

Index Risk. The Fund is not actively managed. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Index Provider Risk. The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of their Index, as published by their Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty o accept any liability in relation to the quality, accuracy or completeness of data in its indices, and it does not guarantee that its Index will be in line with its methodology. Errors made by the Index Provider with respect to the quality, accuracy and completeness of the data within the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, if at all. Therefore, gains, losses or costs associated with Index Provider errors will generally be borne by the Fund and its shareholders.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of a FLEX Options or other asset may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s Shares and result in increased market volatility. During any such events, a Fund’s shares may trade at increased premiums or discounts to their NAV.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track the Index may be adversely affected. Since the Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Index. The Fund may not invest in certain securities included in the Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Index.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser and Sub-adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Trading Issues Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Non-Principal Risks

Failure to Qualify as a Regulated Investment Company Risk. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which the Fund invests. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

Management of the Fund

The Fund is a series of Innovator ETFs Trust II, an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 109 North Hale Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser to the Fund, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs.

Investment Sub-Adviser

Penserra Capital Management LLC, 140 Broadway, 26th Floor, New York, NY 10005, serves as the Fund’s investment sub-adviser. Penserra has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Dustin Lewellyn, Ernesto Tong and Anand Desai serve as the Fund’s portfolio managers.

●

Dustin Lewellyn, CFA. Mr. Lewellyn has been Chief Investment Officer with Penserra since 2012. He was President and Founder of Golden Gate Investment Consulting LLC from 2011 through 2015. Prior to that, Mr. Lewellyn was a managing director at Charles Schwab Investment Management, Inc. (“CSIM”), which he joined in 2009, and head of portfolio management for Schwab ETFs. Prior to joining CSIM, he worked for two years as director of ETF product management and development at a major financial institution focused on asset and wealth management. Prior to that, he was a portfolio manager for institutional clients at a financial services firm for three years. In addition, he held roles in portfolio operations and product management at a large asset management firm for more than 6 years.

●

Ernesto Tong, CFA. Mr. Tong has been a Managing Director with Penserra since 2015. Prior to that, Mr. Tong spent seven years a vice president at Blackrock, where he was a portfolio manager for a number of the iShares ETFs, and prior to that, he spent two years in the firm’s index research group.

●	Anand Desai. Mr. Desai has been an Associate with Penserra since 2015. Prior to that, Mr. Desai was a portfolio fund accountant at State Street for five years.

For additional information concerning Innovator and Penserra, including a description of the services provided to the Fund, please see the Fund’s statement of additional information. Additional information regarding the portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the statement of additional information.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.___% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an investment sub-advisory agreement between Innovator, Penserra and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Penserra in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Penserra’s sub-advisory fee. The Fund does not directly pay Penserra.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended March 31, 2019.

How to Buy and Sell Shares

The Fund will issue or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

The approximate value of Shares, an amount representing on a per Share basis the sum of the current market price of the securities held by the Fund, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Shares

Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from APs that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

The Fund expects to declare and distribute all of its net investment income and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on the Exchange, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes on Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Non-U.S. Tax Credit

If the Fund invests in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulation may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

It is the responsibility of the entity through which you hold your shares to determine the applicable holding.

Investments in Certain Non-U.S. Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the statement of additional information for more information.

Distributor

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in the Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact the Trust’s pricing committee (the “Pricing Committee”). The Pricing Committee is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). The Pricing Committee will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if the Pricing Committee has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by the Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the statement of information entitled “Determination of Net Asset Value.”

Disclaimers

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY REFINITIV LIMITED OR ANY OF ITS SUBSIDIARIES OR AFFILIATES (“REFINITIV”). REFINITIV MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE PRODUCT(S) OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE PRODUCT(S) PARTICULARLY OR THE ABILITY OF THE REFINITIV DIVERSIFIED POWER BUFFER STRATEGY INDEX (“INDEX”) TO TRACK GENERAL MARKET PERFORMANCE. REFINITIVS ONLY RELATIONSHIP TO THE PRODUCTS(S) IS THE LICENSING OF THE INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY REFINITIV OR ITS LICENSORS WITHOUT REGARD TO THE LICENSEE OR THE PRODUCT(S). REFINITIV HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE OR THE OWNERS OF THE PRODUCT(S) INTO CONSIDERATION IN CONNECTION WITH THE FOREGOING. REFINITIV IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE PRODUCT(S) TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE PRODUCT(S) IS TO BE CONVERTED INTO CASH. REFINITIV HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT(S).

REFINITIV DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. REFINITIV MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. REFINITIV MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL REFINITIV HAVE ANY LIABILITY FOR ANY LOSS OF PROFITS, SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Fund Service Providers

US Bancorp Fund Services LLC, doing business as U.S. Bank Global Fund Services, is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP serves as legal counsel to the Trust.

Cohen & Company, Ltd. serves as the Trust’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Trust. Prior to June 20, 2018, another independent registered public accounting firm served as the Trust’s independent registered public accounting firm.

Premium/Discount Information

The market prices of the Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. The approximate value of the Shares, which is an amount representing on a per share basis the sum of the current market price of the securities (and an estimated cash component) accepted by the Fund in exchange for Shares, are disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved with, or responsible for, the calculation or dissemination of the approximate value, and the Fund does not make any warranty as to its accuracy.

Information regarding how often the Shares traded on the Exchange at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters, when available, will be found at www.innovatoretfs.com.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares. Although the Securities and Exchange Commission has granted an exemptive order to the Trust permitting registered investment companies that enter into a participation agreement with the Trust (“Investing Funds”) to invest in Innovator Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to investments in the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Share. The total return in the table represents the rate than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with financial information and additional Fund performance and portfolio information appears in the Fund’s Annual Report to Shareholders dated October 31, 2019, which is available at www.innovatoretfs.com. Information for the fiscal period ended September 30, 2017 was audited by a former independent registered public accounting firm.

[to be included in a future amendment]

Innovator S&P 500 Diversified Power Buffer ETF™

For more detailed information on the Fund, several additional sources of information are available to you. The Statement of Additional Information, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. The Fund’s most recent Statement of Additional Information, annual or semi-annual reports and certain other information are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the Statement of Additional Information and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the Securities and Exchange Commission (the “SEC”). Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 109 North Hale Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-201473 811-22926

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Preliminary Statement of Additional Information

Dated May 18, 2020

                     Subject to Completion

Statement of Additional Information

Innovator S&P 500 Diversified Power Buffer ETF (____) (formerly Innovator Lunt Low Vol/High Beta Tactical ETF)

____________, 2020

109 North Hale Street
Wheaton, Illinois 60187
www.innovatoretfs.com

This Statement of Additional Information (“SAI”) describes shares of Innovator S&P 500 Diversified Power Buffer ETF (the “Fund”), a series of Innovator ETFs Trust II (the “Trust”). The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and investment sub-adviser is Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”). The Fund’s distributor is Foreside Fund Services, LLC (“Foreside” or the “Distributor”). The Fund’s shares are principally listed for trading on Cboe BZX.

This SAI supplements the information contained in the Fund’s Prospectus, dated _______, 2020, as may be amended from time to time. This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. A copy of the Fund’s most recent annual report, semi-annual report or the Prospectus for the Fund may be obtained, without charge, by writing the Adviser at the address listed above or by calling (800) 208-5212.

Table of Contents

General Description of the Trust and the Fund	1
Exchange Listing and Trading	3
Investment Objective and Policies	4
Investment Strategies	6
Sublicense Agreement	11
Investment Risks
Management of the Fund	12
Accounts Managed by the Portfolio Managers	20
Brokerage Allocations	21
Administrator, Fund Accounting Agent, Transfer Agent, Custodian, Distributor, Index Provider and Exchange	23
Additional Information	27
Proxy Voting Policies and Procedures	28
Creation and Redemption of Creation Unit Aggregations	32
Federal Tax Matters	39
Determination of Net Asset Value	45
Dividends and Distributions	49
Miscellaneous Information	50
Financial Statements	50
Exhibit A - Proxy Voting Guidelines	A-1
Exhibit B – Principal Holders Table	B-1

- ii -

General Description of the Trust and the Fund

The Trust was organized as a Massachusetts business trust on December 17, 2013 and is authorized to issue an unlimited number of shares in one or more series. On April 10, 2018, the Trust changed its name from “Elkhorn ETF Trust” to “Innovator ETFs Trust II.” The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in two series, including the Fund, a diversified series.

This SAI relates to the Fund. The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. On April 10, 2018, the Fund’s name changed from “Elkhorn Lunt Low Vol/High Beta Tactical ETF” to “Innovator Lunt Low Vol/High Beta Tactical ETF.” On ______, 2020, the Fund’s name changed from “Innovator Lunt Low Vol/High Beta Tactical ETF” to “Innovator S&P 500 Diversified Power Buffer ETF.”

The Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series; and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or the Fund without shareholder approval if the 1940 Act would not require such approval.

The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration, the shareholder bringing the action may be responsible for the Fund’s costs, including attorneys’ fees. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law. The Trust is not required to and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.

The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Fund is advised by Innovator Capital Management, LLC (the “Adviser” or “Innovator”). From the Fund’s inception until March 31, 2018, the Fund was advised by Elkhorn Investments, LLC (the “Previous Adviser”). Penserra Capital Management LLC (the “Sub-Adviser” or “Penserra”) serves as the investment sub-adviser to the Fund.

The shares of the Fund list and principally trade on Cboe BZX Exchange, Inc. (“Cboe BZX” or the “Exchange”). The shares trade on the Exchange at market prices that may be below, at or above net asset value. The Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities (the “Deposit Securities”) included in the index the Fund seeks to track, the Refinitiv Diversified Power Buffer Strategy Index (the “Index”), together with the deposit of a specified cash payment (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 shares of the Fund.

The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund’s Index (as defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Objective and Policies

The Prospectus describes the investment objective and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)	The Fund may not borrow money, except as permitted under the 1940 Act.

(3)

The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.

(4)

The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)	The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(7)

The Fund will not concentrate its investments in securities of issuers in any one industry, as the term “concentrate” is used in the 1940 Act, except to the extent the Index concentrates in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, the Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund’s total assets.

The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Investment Strategies and Risks

Under normal circumstances, the Fund will invest at least 80% of its net assets (including investment borrowings) in the exchange-traded funds (“ETFs”) that comprise the Index (the “Underlying ETFs”) and seek to provide investors with returns (before fees and expenses) that matches the performance of the Index. The Index is comprised of twelve ETFs, and each Underlying ETF invests at least 80% of its net assets in FLexible EXchange® Options (“FLEX Options”) that reference the S&P 500 Price Return Index (“S&P 500 Price Index”). Each Underlying ETF seeks to provide a “defined outcome,” which seeks to produce pre-determined investment outcomes based on the performance of an underlying security or index. Each Underlying ETF seeks to provide an outcome that is based on the S&P 500 Price Index over the course of an approximate one-year time period, that begins on the first trading day of the month indicated in the Underlying ETF’s name when the fund enters into its FLEX Option positions and ends on the market’s closure on the last trading day of the month immediately preceding the month indicated in its name when those FLEX Options expire (each, an “Outcome Period”). These outcomes are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Underlying ETF over the course of the Outcome Period (the “Cap”), as well as a buffer that is designed to protect against the first 15% of S&P 500 Price Index losses over the duration of an Outcome Period. After the S&P 500 Price Index has decreased in value by more than 15%, the Underlying ETF will experience all subsequent losses on a one-to-one basis. The Fund itself does not provide any buffer against losses.

Fund shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.

The following information relates to and supplements the description of the Fund’s investment strategies and risks that are contained in the Prospectus and includes descriptions of permitted investments and investment practices as well as associated risk factors. An investment in the Fund should be made with an understanding of the risks that an investment in the Fund shares entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.

Borrowing and Leverage. The Fund may borrow money to the extent permitted by the 1940 Act. If the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Cyber Security Risk. As the use of Internet technology has become more prevalent, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

Exchange-Traded Funds. The Fund invests primarily in other ETFs. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. The Fund’s investments in ETFs involves duplication of advisory fees and other expenses since the Fund will be investing in another investment company. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

FLEX Options. FLEX Options are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets and indices referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) shares of the reference asset at the strike price.

The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer”, with the goal of protecting clearing members and options traders from counterparty risk.

Options on Indices. The FLEX Options in which the Underlying ETFs invest are options on an index, the S&P 500 Price Index. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.

Each of the options exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Innovator are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that the Underlying ETF may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When an Underlying ETF writes a call on the S&P 500 Price Index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Underlying ETF an amount of cash if the closing level of the S&P 500 Price Index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When the Underlying ETF buys a call on the S&P 500 Price Index, it pays a premium and has the same rights to such call as are indicated above. When the Underlying ETF buys a put on the S&P 500 Price Index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Underlying ETF’s exercise of the put, to deliver to the Underlying ETF an amount of cash if the closing level of the S&P 500 Price Index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Underlying ETF writes a put on an S&P 500 Price Index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Underlying ETF to deliver to it an amount of cash equal to the difference between the closing level of the S&P 500 Price Index and the exercise price times the multiplier if the closing level is less than the exercise price.

The value of an option, in general, will reflect, among other things, the current market value of the underlying investment, in the case of an Underlying ETF, the S&P 500 Price Index, the time remaining until expiration (end of the Outcome Period), the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value.

Risks of Options on Indices. If an Underlying ETF has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out of the money, the Underlying ETF will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Asset Coverage on Options Positions. An Underlying ETF will comply with guidelines established by the SEC with respect to coverage of options by investment companies, and if the guidelines so require, will set aside or earmark appropriate liquid assets in the amount prescribed. Such assets cannot be sold while the option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of an Underlying ETF’s assets could impede portfolio management or an Underlying ETF’s ability to meet redemption requests or other current obligations.

Market Risk. Market risk is the risk that a particular security, or Shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s Shares and result in increased market volatility. During any such events, a Fund’s Shares may trade at increased premiums or discounts to their NAV.

Health crises caused by the outbreak of infectious diseases or other public health issues, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events, could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests and negatively impact a Fund’s investment return.

For example, an outbreak of a respiratory disease designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

In addition, the operations of a Fund, the Adviser and a Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

Non-Correlation Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions or cost.

Securities Lending Risk. Securities lending involves exposure to certain risks, including counterparty risk, collateral risk and operational risk. Counterparty risk is the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund engaged in securities lending transactions may suffer a loss and there may be a delay in recovering the lent securities. Any delay in the return of securities on loan may restrict the ability of the Fund to meet delivery or payment obligations. Collateral risk is the risk that the collateral received may be realized at a value lower than the value of the securities lent, whether due to inaccurate pricing of the collateral, adverse market movements in the value of the collateral, intra-day increases in the value of the securities lent, a deterioration in the credit rating of the collateral issuer, or the illiquidity of the market in which the collateral is traded. Securities lending also entails operational risks, such as settlement failures or delays in the settlement of instructions. Such failures or delays may restrict the ability of the Fund to meet delivery or payment obligations. Lastly, securities lending activities may result in adverse tax consequences for the Fund and its shareholders. For instance, substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan.

Short-Term Investments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s® Financial Services LLC, a subsidiary of S&P Global, Inc., or if unrated, of comparable quality as determined by the Adviser and/or Sub-Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of the Adviser and/or Sub-Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. During the fiscal year ended September 30, 2018, the Fund’s portfolio turnover rate was 667% of the average value of its portfolio. During the fiscal year from October 1, 2018 through September 30, 2019, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio. During the fiscal period from October 1, 2019 through October 31, 2019, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The portfolio turnover was significantly higher during the fiscal year ended September 30, 2018 due to the effect of certain market signals on the Index methodology.

Sublicense Agreement

Innovator and [Refinitiv/ThomsonReuters] (the “Index Provider”) have entered into a product license agreement (the “License Agreement”) whereby the Index Provider has granted Innovator a non-exclusive and non-transferable license to use certain intellectual property of the Index Provider, in connection with the issuance, distribution, marketing and/or promotion of the Fund, subject to the terms and conditions set forth in the License Agreement. Innovator has executed a sublicense agreement with the Fund that contains substantially similar terms to the License Agreement (the “Sub-License Agreement”), but Innovator remains responsible for, and obligated under the terms of the License Agreement with respect to, any actions taken by the Fund.

Management of the Fund

Trustees and Officers

The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees. The Board of Trustees is comprised of four Trustees, three of whom are Trustees who are not officers or employees of Innovator or any of its affiliates (“Independent Trustees”). Mr. Bond is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his positions as Chief Executive Officer of Innovator Capital Management, LLC and the President and Chief Principal Officer of the Trust. Each Trustee currently serves as a trustee of the all the series comprising the Innovator ETFs Trust and the Trust (each, an “Innovator Fund” and collectively, the “Innovator Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, Innovator or any of its affiliates. The Board of Trustees sets broad policies for the Innovator Fund Complex, choose the Trust’s officers and hire the Trust’s investment adviser. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms as well.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Independent Trustees
Mark Berg 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1971	Trustee	Since 2018	Founding Principal (2001-present), Chief Executive Officer (2019-present), President (2001 – 2019), Timothy Financial Counsel Inc.	52	None
Joe Stowell 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1968	Trustee	Since 2018	Chief Operating Officer, Woodman Valley Chapel (2015-present); Executive Vice President and Chief Operating Officer, English Language Institute/China (2007-2015)	52	Board of Advisors, Westmont College
Brian J. Wildman 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1963	Trustee	Since 2018	President, Timothy Financial Counsel Inc. (2019-present); Executive Vice President, Consumer Banking (2016-2019), Chief Risk Officer (2013-2016), MB Financial Bank	52	Missionary Furlough Homes Inc. (2008 – present); MB Financial Bank (2003 – 2019)
Interested Trustee[1] and Officers
H. Bruce Bond 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1963	Interested Trustee, President and Principal Executive Officer	Since 2018	Chief Executive Officer, Innovator Capital Management, LLC (2017-present)	52	None
John W. Southard, Jr. 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1969	Vice President, Treasurer and Principal Financial Accounting Officer	Since 2018	Chief Investment Officer, Innovator Capital Management, LLC (2017-present); Director and Co-Founder, T2 Capital Management, LLC (2010-present)	N/A	ETF Managers Group (2012-2018)
Kevin Gustafson 109 N. Hale Street Wheaton, IL 60187 Year of Birth: 1965	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2020

Chief Compliance Officer, Innovator Capital Management LLC (2019 – present); General Counsel, Innovator Capital Management LLC (2019 – Present); Chief Compliance Officer, General Counsel and Chief Risk Officer, Americas, Eastspring Investments, Inc. (2012 – 2019)

				N/A	None
1	H. Bruce Bond is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

Unitary Board Leadership Structure

The Innovator Fund Complex utilizes a unitary board structure, meaning that one group of board members serve on the board of each Innovator Fund. In adopting a unitary board structure, the Board of Trustees seeks to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the business of the Innovator Funds. Each Innovator Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), meaning that many of the Innovator Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the Innovator Funds, including among any such exchange-traded funds, the Board of Trustees believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all Innovator Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards.

Annually, the Board of Trustees reviews its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of the Innovator Funds. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the Innovator Fund Complex as a whole.

In order to streamline communication between the Adviser and the Independent Trustees, and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Adviser, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and each Innovator Fund’s service providers, particularly the Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves until his or her successor is selected. Mr. Berg serves as the Lead Independent Trustee.

Mr. Bond serves as the Chairman of the Board. The Chairman of the Board presides at all meetings of the Board, and acts as a liaison with service providers, officers, attorneys, and other Trustees. The Chair of each Board committee performs a similar role with respect to the committee. The Chairman of the Board of Trustees or the Chair of a Board committee may also perform such other functions as may be delegated by the Board or the committee from time to time. The Independent Trustees meet regularly outside the presence of Trust management, in executive session or with other service providers to the Fund. The Board of Trustees has regular meetings throughout the year and may hold special meetings if required before its next regular meeting.

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet frequently throughout the year to oversee the activities of each Innovator Fund, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating Committee and the Audit Committee. Mr. Stowell serves as the Chairman of the Nominating Committee and Mr. Wildman serves as the Chairman of the Audit Committee.

The Nominating Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Berg, Wildman and Stowell are currently members of the Nominating Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating Committee met one time during the fiscal period from October 1 2018 through October 31, 2019. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Innovator Funds. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of an Innovator Fund should mail such recommendation to the Nominating Committee, c/o Innovator ETFs Trust II, at the Trust’s address, 109 North Hale Street, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Innovator Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (as defined below); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of an Innovator Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Innovator Fund to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Board of Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. Berg, Wildman and Stowell currently serve on the Audit Committee. The Audit Committee met three times during the fiscal period from October 1 2018 through October 31, 2019

Risk Oversight

As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk, including, if applicable, oversight of any sub-adviser, is performed primarily at the Board level in conjunction with the Adviser’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Kevin Gustafson serves as CCO and Anti-Money Laundering Officer of the Trust.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness. Further, some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, the Sub-Adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

H. Bruce Bond. Mr. Bond is the Chief Executive Officer of Innovator, responsible for the firm’s strategic vision. Mr. Bond began his career in 1986 at Griffin, Kubik, Stephens and Thompson, a small boutique firm specializing in municipal bonds. In 1994 he continued his career at First Trust Portfolios as Vice President responsible for wholesale distribution of financial products across the Midwest and Florida. In 1998 Mr. Bond joined Nuveen Investments as a Managing Director to lead an effort in its Structured Products Group to develop, market and distribute closed-end funds, unit investment trusts and exchange-traded fund products. Mr. Bond became the head of marketing for all Nuveen products before leaving to start PowerShares in early 2003. As Founder and Chief Executive Officer of PowerShares, Mr. Bond pioneered many firsts in the ETF industry. In 2006, PowerShares was acquired by Invesco, a global asset manager. Mr. Bond remained the President and Chief Executive Officer of PowerShares and Chairman of the Board of the PowerShares Funds until September of 2011. During his time at PowerShares, Mr. Bond helped develop, list and distribute over 130 fund products on various exchanges located in the United States and throughout Europe, with assets under management in excess of $80 billion.

Mark Berg. As President and Founding Principal of Timothy Financial Counsel Inc., Mr. Berg’s primary role is the leadership and management of Timothy Financial Counsel Inc. He is the primary advisor for select clients, but also oversees the financial planning process for all Timothy Financial clients. Mr. Berg has served in the fee-only financial planning industry since 1995. He holds a BA in Economics from Wheaton College and is a Certified Financial Planner™ practitioner. He is also a NAPFA Registered Financial Advisor where he has served as the Regional President and Chair, as well as on the National Board of Directors. He speaks regularly at conferences on financial planning and practice management. He has been interviewed and/or quoted by a variety of publications, such as Dow Jones Newswire, The Wall Street Journal, Reader's Digest, and Kiplinger's and has been interviewed on NBC television.

Joe Stowell. Mr. Stowell is currently the COO of Woodmen Valley Chapel in Colorado Springs, Colorado. He oversees the financial, human resources and congregational management of this multi-campus organization. Prior to joining Woodman in September of 2015, Mr. Stowell served for eight years as the Executive Vice President/COO of the English Language Institute/China (ELIC), a global educational non-profit focused primarily in Asia and the Middle East. Before his work in the non-profit business management sector, Joe traded futures, options and swaps for over a decade, focusing on currencies and bonds both in the US and abroad for McNamara Trading and Chicago Research & Trade. He was on trading floors and desks in Chicago, New York and Tokyo.

Brian J. Wildman. Mr. Wildman is the President of Timothy Financial Counsel Inc. From 2016 until 2019, Mr. Wildman served as Executive Vice President, Consumer Banking of MB Financial Bank. During that time, Mr. Wildman also served as a director of MB Financial Bank. From 2013 to 2016, Mr. Wildman was responsible for Risk Management and served as MB Financial Bank’s Chief Risk Officer. Prior to 2013, Mr. Wildman was responsible for the MB Financial Bank’s Wealth Management and Commercial Services groups. Prior to joining MB Financial Bank in 2003, he was First Vice President of Bank One and served in various management positions with its predecessor organization, American National Bank and Trust Company of Chicago, since 1988. Mr. Wildman is a member of the Board of Trustees of Missionary Furlough Homes, Inc. Additionally, Mr. Wildman serves as the “audit committee financial expert” for the Board.

Effective January 1, 2020, each Independent Trustee is paid a fixed annual retainer of $90,000 per year. The fixed annual retainer is allocated pro rata among each Fund in the Innovator Fund Complex based upon each Fund’s assets under management.

The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Fund and by the Innovator Fund Complex to each of the Independent Trustees for the fiscal period from October 1, 2018 through October 31, 2019. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by Innovator.

Name of Trustee	Compensation from the Fund	Total Compensation from the Innovator Fund Complex
Mark Berg	$2,461	$25,000
Joe Stowell	$2,461	$25,000
Brian J. Wildman	$2,461	$25,000

The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the Innovator Fund Complex as of December 31, 2019:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Innovator Fund Complex
Interested Trustee
H. Bruce Bond	None	Over $100,000
Independent Trustees
Mark Berg	None	$50,001 – $100,000
Joe Stowell	None	$10,001 – $50,000
Brian J. Wildman	$1 – $10,000	Over $100,000

As of December 31, 2019, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of December 31, 2019, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. The table set forth as Exhibit B shows the percentage ownership of each person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) who, as of December 31, 2019, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of the Fund.

Investment Adviser. Innovator Capital Management, LLC, located at 109 North Hale Street, Wheaton, Illinois 60187, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. Substantially all of the interests of Innovator are owned by Messrs. H. Bruce Bond, John Wilder Southard, Jr. and Jeffrey Brown. Innovator is controlled by a Board of Managers which currently consists of Mr. Bond, Mr. Southard and Mr. Brown. Mr. Bond controls the Board of Managers by virtue of his majority ownership of Innovator. Mr. Southard owns in excess of twenty-five percent of Innovator and Mr. Brown owns a minority interest in Innovator. Innovator compensates all officers (including the chief compliance officer) and employees of Innovator who are affiliated with both Innovator and the Trust. Innovator is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), Innovator oversees the investment of the Fund’s assets by Penserra and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. As compensation for the investment advisory services rendered under the Investment Management Agreement, each Fund has agreed to pay Innovator an annual management fee equal to 0.49% of its average daily net assets. For services rendered during the fiscal periods set forth below, the following table sets forth the management fee paid by the Fund to the investment adviser.

Management Fees
Fiscal period ended	Management Fees Paid
September 30, 2017(1)	$506,712(2)
September 30, 2018	$880,560(3)
September 30, 2019	$623,909
October 31, 2019(4)	$56,667

(1) The Fund commenced operations on October 19, 2016.

(2) Management fees paid to Elkhorn Investments, LLC, the Fund’s previous investment adviser.

(3) Of this amount, $461,944 was paid to Elkhorn Investments, LLC.

(4) On October 1, 2019, the Fund’s fiscal year end changed from September 30 to October 31. Therefore, the fiscal period ended October 31, 2019 consisted of only one month.

Pursuant to the Investment Management Agreement, Innovator shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Innovator in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement continues for two years, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to Innovator, or by Innovator on 60 days’ written notice to the Fund.

Investment Sub-Adviser. Innovator and the Funds have retained Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, to serve as the Fund’s investment sub-adviser. Milliman was established in 1998, and also advises other investment companies, insurance companies, financial institutions, other pooled investment vehicles in addition to the Fund. The Sub-Adviser is a wholly owned subsidiary of Milliman, Inc.

Pursuant to an investment sub-advisory agreement between Innovator, Penserra and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Penserra manages the investment of the Fund’s assets. As compensation for the sub-advisory services rendered under the Investment Sub-Advisory Agreement, Innovator has agreed to pay Penserra an annual sub-advisory fee that is based upon the Fund’s average daily net assets. Innovator is responsible for paying the entire amount of Penserra’s sub-advisory fee. For services rendered during the fiscal period set forth below, the following table sets forth the management fee paid by Innovator to Penserra.

Sub-Advisory Fees
Fiscal period ended	Sub-Advisory Fees Paid
September 30, 2018(1)	$42,716
September 30, 2019	$62,341
October 31, 2019(2)	$5,765

(1) Penserra was engaged as investment sub-adviser to the Fund on April 1, 2018. Prior to Penserra’s appointment as investment sub-adviser, the Fund was not sub-advised.

(2) On October 1, 2019, the Fund’s fiscal year end changed from September 30 to October 31. Therefore, the fiscal period ended October 31, 2019 consisted of only one month.

Portfolio Managers. The portfolio managers are primarily responsible for the day-to-day management of the Fund. There are currently three portfolio managers, as follows: Dustin Lewellyn, Ernest Tong and Anand Desai. As of October 31, 2019, none of the portfolio managers beneficially owned any shares of the Fund.

Compensation. Mr. Lewellyn’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Sub-Adviser. No compensation is directly related to the performance of the underlying assets. Mr. Tong receives from Penserra a fixed base salary and discretionary bonus, and he is also eligible to participate in a retirement plan and to receive an equity interest in Penserra. Mr. Tong’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process. Mr. Desai receives from Penserra a fixed base salary and discretionary bonus, and is also eligible to participate in a retirement plan. Mr. Desai’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process.

Accounts Managed by the Portfolio Managers

The portfolio managers manage the investment vehicles with the number of accounts and assets, as of October 31, 2019, set forth in the table below:

	Registered Investment Companies # of Accounts ($ Assets)	Other Pooled Investment Vehicles # of Accounts ($ Assets)	Other Accounts # of Accounts ($ Assets)
Dustin Lewellyn	30 ($1,600,000,000)	1 ($7,000,000)	0 ($0)
Ernesto Tong	30 ($1,600,000,000)	1 ($7,000,000)	0 ($0)
Anand Desai	30 ($1,600,000,000)	1 ($7,000,000)	0 ($0)

Conflicts. None of the accounts managed by the portfolio managers pay an advisory fee that is based upon the performance of the account. In addition, Penserra believes that there are no material conflicts of interest that may arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of the other accounts managed by the portfolio managers. However, because the investment strategy of the Fund and the investment strategies of many of the other accounts managed by the portfolio managers are based on fairly mechanical investment processes, the portfolio managers may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Fund and other accounts managed by the portfolio managers generally result in the clients investing in readily available securities, Penserra believes that there should not be material conflicts in the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers.

In addition, the Adviser may make payments out of its own internal resources and profits from all sources to other financial intermediaries to encourage the sale of shares of the Fund. The payments are intended to compensate financial intermediaries (including broker-dealers) for, among other things: marketing shares, which may consist of payments relating to the Fund, including but not limited to: inclusion on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the financial intermediaries; access to the financial intermediaries registered sales persons; and/or other specified services or persons intended to assist in the marketing of the Fund. Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria). These payments may create an incentive for a financial intermediary to sell and recommend certain investment products, including the Fund, over other products for which it may receive less compensation. You may contact your financial intermediary if you want information regarding the any payment it receives from the Adviser.

Brokerage Allocations

An investment adviser has a fiduciary duty to engage in brokerage practices that are in the best interests of its clients and to place the interests of its clients above all other interests in the broker selection process. Innovator is responsible for the management of the Fund and has delegated trade execution responsibilities to Penserra.

Accordingly, Penserra has an obligation to seek to obtain the “best execution” for each Fund’s transactions. “Best execution” is defined as the most favorable execution possible, considering such factors as the broker’s services, research provided, commissions charged, volume discounts offered, execution capability, reliability and responsiveness of the broker-dealer. Penserra may test the execution quality of the broker-dealer to which Penserra submitted the trade. This may include comparing a sample of executed equity trades and the prices that were in the market at the time of the trade (e.g., by comparing it to a third-party pricing source).

The portfolio managers are responsible for ensuring that trades are executed promptly and fairly. Selection of broker-dealers to execute transactions will be based on the reputation and financial strength of the firm; the ability of the firm to handle block orders; the ability of the firm to give the best price in the market; the ability of the firm to give prompt execution; the accuracy of reports and confirmations provided by the firm; and the type of quality of research that the firm can provide, if the designated supervisor deems that such research information is beneficial to the development of the advice given to the Fund.

In selecting a broker for each specific transaction, Penserra uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain “best execution.” The full range and quality of brokerage services available will be considered in making these determinations. Such services may consist of the following: (i) trading capabilities, including execution speed and ability to provide liquidity; (ii) commissions and/or fees both in aggregate and on a per share basis; (iii) capital strength and stability; (iv) settlement processing; (v) use of technology and other special services; (vi) responsiveness, reliability, and integrity; and, if applicable, (vii) the nature and value of research provided.

Penserra will consider total transaction costs when selecting brokers for trade execution. Total transaction costs include: (i) market impact cost; (ii) lost opportunity to trade cost; (iii) time-to-market cost; (iv) commissions on agency trades or the spreads on principle trades; and (v) bid-ask spread.

As a matter of policy, Penserra has indicated to the Board that it does not intend to maintain any soft dollar arrangements. Should Penserra determine in the future that a soft dollar arrangement would be beneficial and desirable for the Fund, Penserra has represented that any soft dollar arrangements are fully disclosed to the Fund and will undertake such arrangements in accordance with the procedures set forth in its compliance manual

The following table sets forth the brokerage commissions paid by the Fund during the specified periods.

Brokerage Commissions
Fiscal period ended	Brokerage Commissions Paid
September 30, 2017(1)	$79,356
September 30, 2018	$402,445
September 30, 2019	$18,237
October 31, 2019(2)	$0

(1) The Fund commenced operations on October 19, 2016.

(2) On October 1, 2019, the Fund’s fiscal year end changed from September 30 to October 31. Therefore, the period ended October 31, 2019 consists of only one month.

During the fiscal periods ended September 30, 2017, September 30, 2018, September 30, 2019 and October 31, 2019, the Fund did not pay any brokerage commissions to an affiliate of the Trust or the Previous Adviser.

The Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. As of October 31, 2019, the Fund acquired no securities of its regular broker-dealers, or a parent of its regular broker-dealers.

Neither the Fund, the Adviser nor the Sub-Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund, Adviser nor Sub-Adviser. While the Adviser and Sub-Adviser do not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser and Sub-Adviser may receive research services from such broker-dealers.

Administrator, Fund Accounting Agent, Transfer Agent, Custodian, Distributor, Index Provider and Exchange

Administrator and Fund Accountant. The Administrator and Fund Accountant for the Fund is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. The Administrator performs these services pursuant to two separate agreements, a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement. Pursuant to the Fund Administration Servicing Agreement (“Administration Agreement”) with the Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by Innovator, subject to the supervision of the Board of Trustees. Employees of the Administrator generally will not be officers of the Fund for which they provide services.

The Administration Agreement is terminable by the Board or the Administrator on ninety (90) days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and its renewal is subject to approval of the Board for periods thereafter. The Administration Agreement provides that in the absence of the Administrator’s refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of the Administrator, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Custodian (as defined below); (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Fund’s tax returns, and preparing reports to the Fund’s shareholders and the SEC; (iv) calculation of yield and total return for the Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (vii) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

The Administrator, pursuant to a Fund Accounting Servicing Agreement (“Accounting Agreement”), also provides the Fund with accounting services, including, without limitation: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Custodian and Adviser.

Custodian, Transfer Agent and Dividend Agent. U.S. Bank, N.A. (“US Bank”), Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), serves as custodian for the Fund’s cash and securities. Pursuant to a Custodian Servicing Agreement with the Fund, it is responsible for maintaining the books and records of the Fund’s portfolio securities and cash. The Custodian is also entitled to certain out-of-pocket expenses and portfolio transaction fees. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. U.S. Bancorp Fund Services, LLC, the Fund’s Administrator, also acts as the Fund’s transfer and dividend agent. U.S. Bancorp Fund Services, LLC has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Fund has not paid any fees to the Administrator or Custodian as the Previous Adviser and Adviser have assumed responsibility for payment of these fees as part of the unitary management fee.

Securities Lending Agent. The Fund may participate in securities lending arrangements whereby the Fund lends certain of its portfolio securities to brokers, dealers, and financial institutions (not with individuals) to receive additional income and increase the rate of return of its portfolio. U.S. Bank serves as the Fund’s’ securities lending agent and is responsible for (i) negotiating the fees (rebates) of securities loans within parameters approved by the Board; (ii) delivering loaned securities to the applicable borrower(s), a list of which has been approved by the Board; (iii) investing any cash collateral received for a securities loan in investments pre-approved by the Board; (iv) receiving the returned securities at the expiration of a loan’s term; (v) daily monitoring of the value of the loaned securities and the collateral received; (vi) notifying borrowers to make additions to the collateral, when required; (vii) accounting and recordkeeping services as necessary for the operation of the securities lending program, and (viii) establishing and operating a system of controls and procedures to ensure compliance with its obligations under the Fund’s securities lending program. The following table sets forth information regarding the Fund’s securities lending activities during the periods set forth below.

	Fiscal Period Ended October 31, 2019	Fiscal Year Ended September 30, 2019
Gross income from securities lending activities	$51,301	$382,442
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,244	$4,973
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$733	$4,579
Administrative fees not included in revenue split	$0	$0
Indemnification fee not included in revenue split	$0	$0
Rebate (paid to borrower)	$45,592	$357,966
Other fees not included in revenue split (specify)	$0	$0
Aggregate fees/compensation for securities lending activities	$47,569	$367,518
Net income from securities lending activities	$3,732	$14,924

Distributor. Foreside Fund Services, LLC is the distributor and principal underwriter of the Creation Unit Aggregations of the Fund. Its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described below under the heading “Creation and Redemption of Creation Unit Aggregations.”

Innovator may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. Innovator’ available resources to make these payments include profits from advisory fees received from the Fund. The services Innovator may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international, operational, capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).

Index Provider.

[Refinitiv/ThomsonReuters] is not affiliated with the Trust, Innovator, the Administrator or the Distributor. The Fund is entitled to use the Index pursuant to a sublicensing arrangement by and between the Trust, on behalf of the Fund, and Innovator, which in turn has a license agreement with the Index Provider.

Innovator does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and Innovator shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. Innovator makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Index or any data included therein. Innovator makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Innovator have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

The Index is a product of the Index Provider. Innovator (or, the “Licensee”) has entered into a license agreement with the Index Provider pursuant to which the Licensee pays a fee to use the Index and the marketing names and licensed trademarks of the Index Provider (the “Trademarks”). The Licensee is sub-licensing rights to the Index to the Fund. The Index Provider has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. The Index Provider shall not be liable (whether in negligence or otherwise) to any person for any error in the Index and shall not be under any obligation to advise any person of any error therein. Neither the publication of the Index by the Index Provider nor the granting of a license of rights relating to the Index or to the Trademarks for the utilization in connection with the Fund represents a recommendation by the Index Provider for a capital investment or contains in any manner a warranty or opinion by the Index Provider with respect to the attractiveness of an investment in the Fund. The Fund is not sponsored, endorsed, or sold by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. The Index Provider is not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Fund is to be converted into cash. Notwithstanding the foregoing, the Index Provider may independently issue and/or sponsor financial products unrelated to the Fund currently being issued by the Licensee, but which may be similar to and competitive with the Fund. In addition, the Index Provider may trade financial products which are linked to the performance of the Index. It is possible that this trading activity will affect the value of the Index and the Fund.

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY REFINITIV LIMITED OR ANY OF ITS SUBSIDIARIES OR AFFILIATES (“REFINITIV”). REFINITIV MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE PRODUCT(S) OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE PRODUCT(S) PARTICULARLY OR THE ABILITY OF THE REFINITIV DIVERSIFIED POWER BUFFER STRATEGY INDEX (“INDEX”) TO TRACK GENERAL MARKET PERFORMANCE. REFINITIVS ONLY RELATIONSHIP TO THE PRODUCTS(S) IS THE LICENSING OF THE INDEX, WHICH IS DETERMINED, COMPOSED AND CALCULATED BY REFINITIV OR ITS LICENSORS WITHOUT REGARD TO THE LICENSEE OR THE PRODUCT(S). REFINITIV HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE OR THE OWNERS OF THE PRODUCT(S) INTO CONSIDERATION IN CONNECTION WITH THE FOREGOING. REFINITIV IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE PRODUCT(S) TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE PRODUCT(S) IS TO BE CONVERTED INTO CASH. REFINITIV HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT(S).

REFINITIV DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. REFINITIV MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. REFINITIV MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL REFINITIV HAVE ANY LIABILITY FOR ANY LOSS OF PROFITS, SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Exchange. The only relationship that the Exchange has with Innovator or the Distributor of the Fund in connection with the Fund is that the Exchange lists the shares of the Fund pursuant to its listing agreement with the Trust. The Exchange is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the asset value of the Fund. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Additional Information

Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting Policies and Procedures

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.

The Board has delegated to Innovator the proxy voting responsibilities for the Fund and has directed Innovator to vote proxies consistent with the Fund’s best interests. In order to facilitate the proxy voting process, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) has been retained to provide access to a selection of third-party providers that are available to provide proxy vote recommendations and research. Votes are cast through the Broadridge ProxyEdge® platform (“ProxyEdge”). With the assistance of Broadridge, Egan-Jones Proxy Services (“Egan-Jones”) has been selected to provide vote recommendations based on its own internal guidelines. The services provided to Innovator through Egan Jones include access to Egan-Jones’ research analysis and their voting recommendations. Services provided to Innovator through ProxyEdge include receipt of proxy ballots, vote execution based upon the recommendations of Egan-Jones, access to the voting recommendations of Egan-Jones, as well as reporting, auditing, working with custodian banks, and consulting assistance for the handling of proxy voting responsibilities. ProxyEdge also maintains proxy voting records and provides Innovator with reports that reflect the proxy voting activities of client portfolios.

The fundamental guideline followed by Innovator in voting proxies is to make every effort to confirm that the manner in which shares are voted is in the best interest of clients and the value of the investment. Absent special circumstances of the types described below, it is the policy of Adviser to exercise its proxy voting discretion in accordance with the Egan-Jones Proxy Voting Principles and Guidelines set forth in Exhibit A.

A description of the Fund’s proxy voting policies and procedures, as well as a record of how the Fund voted proxies during the most recent 12-month period ended June 30, is available without charge upon request by calling (800) 208-5212. This information is available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for the Trust is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-Q are available without charge, upon request, by calling 1-844-355-3837 or by writing to Innovator ETFs Trust II, 120 North Hale Street, Suite 200, Wheaton, Illinois 60187.

Beginning in 2020, the Trust will cease to disclose the Fund’s holdings on Form N-Q and will disclose, on a monthly basis, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust will be available in the same manner as the Form N-Q discussed above. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly available website or other means that make the information available to all likely interested parties contemporaneously.

Policy Regarding Disclosure of Portfolio Holdings. The Board has approved portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. It is the policy of the Fund and its service providers, including, without limitation, the Fund’s investment adviser, investment sub-adviser, distributor, administrator, custodian and transfer agent, to protect the confidentiality of the Fund’s holdings and prevent the selective disclosure of nonpublic information about the Fund’s portfolio holdings, which includes the Fund’s portfolio holdings and pending transactions. The Fund and each of its service providers must adhere to the Disclosure Policies.

The Fund and its service providers may not disclose any information concerning the portfolio holdings of the Fund to any unaffiliated third party, with certain exceptions set forth in the Disclosure Policies. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or Sub-Adviser, or any affiliated person of the Adviser or Sub-Adviser) in connection with the disclosure of portfolio holdings information.

The Disclosure Policies are not intended to prevent the disclosure of any and all portfolio information for a legitimate business purpose to the Fund’s service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Fund’s custodians, fund accountants, investment adviser and sub-advisers, administrators, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

The Fund, or its duly authorized service providers, may disclose the Fund’s portfolio holdings in the following circumstances:

●

Publicly Available Information/Mandatory Disclosure. The Fund, or its duly authorized service providers, will publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

●

Confidential Dissemination of Portfolio Holdings. Numerous mutual fund evaluation services regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, and beta. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the Funds by these services, the Fund may distribute (or authorize its service providers to distribute) portfolio holdings to such services before its public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund before the portfolio holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Disclosure Policies.

●

Analytical Information. The Fund, or its duly authorized service providers, may distribute the following information concerning the Fund’s portfolio before disclosure of portfolio holdings is required, provided that the information has been publicly disclosed (via the Fund’s web site or as otherwise permitted by regulatory interpretation or guidance): the Fund’s deposit instruments, redemption instruments and with respect to active, long/short and self-indexing ETFs, complete portfolio holdings will be publicly disseminated each business day and before the commencement of trading of shares on the listing exchanges. The Fund’s holdings will be disclosed on the Adviser’s website showing the portfolio positions and quantities of the securities held that will form the basis for the Fund’s NAV calculation for end of the business day.

●

Press Interviews, Broker Discussion, etc. Portfolio managers and other senior officers or spokespersons of the Fund may disclose or confirm the ownership of any individual portfolio position to reporters, brokers, shareholders, consultants, or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies.

●

Shareholder In-Kind Distributions. The Fund’s shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request, provided that they agree in writing to maintain the confidentiality of the portfolio holdings information and not to trade on such information.

●

Other Circumstances. The Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any nonpublic portfolio holdings information by such third party, (i) the Chief Executive Officer and Chief Compliance Officer (the “CCO”) determine that the Fund has a legitimate business purpose for disclosing such information; and (ii) the recipient enters into a confidentiality agreement.

Certain exceptions to the Disclosure Policies permit the non-public disclosure of portfolio holdings to a limited group of third parties so long as the third party has signed a written confidentiality agreement. Such confidentiality agreement should generally provide that: (1) the portfolio information is the confidential property of the Fund (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (2) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need-to-know basis, are (i) authorized to have access to the portfolio information and (ii) subject to confidentiality obligations, including duties not to trade on nonpublic information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement; (3) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information; and (4) portfolio information may be deemed to no longer be confidential if (i) it is already known to the recipient prior to disclosure by the Fund, (ii) it becomes publicly known without breach of the confidentiality agreement by the recipient, (iii) it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (iv) it is authorized by the Fund or its agents to be disclosed.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days of the end of the second and fourth fiscal quarters and within 60 days of the end of the first and third fiscal quarters and will provide such information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly available website or other means that make the information available to all likely interested parties contemporaneously.

Beginning in 2020, the Trust will cease to disclose the Fund’s holdings on Form N-Q and will disclose, on a monthly basis, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust will be available in the same manner as the Form N-Q discussed above.

Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, Innovator and Penserra have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3). Foreside Financial Group, LLC, on behalf of Foreside Fund Officer Services, LLC, has adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

Creation and Redemption of Creation Unit Aggregations

General. The Trust issues and sells shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchase and Issuance of Creation Unit Aggregations. Unless cash purchases are required or permitted for the Fund under the circumstances described below, the consideration for purchase of a Creation Unit Aggregation of shares of the Fund generally consists of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Instruments”) and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Instruments (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of Fund shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the aggregate market value of the Deposit Instruments and/or cash in lieu of all or a portion of the Deposit Instruments. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

On each Business Day, prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required quantity of each Deposit Instrument, as well as the estimated Cash Component (if any) that will be applicable to Fund Deposits for the Fund for that day (subject to correction of any errors), are made available through the NSCC. Such Fund Deposit information is applicable in order to effect creations of Creation Unit Aggregations of the Fund until a new list is announced on the next Business Day.

The Fund reserves the right to require or permit purchases of Creation Unit Aggregations to be made in whole or in part on a cash basis, rather than in-kind, under the following circumstances: (i) to the extent there is a Cash Component; (ii) if, on a given Business Day, the Fund announces before the open of trading that all purchases on that day will be made entirely in cash; (iii) if, upon receiving a purchase order from an Authorized Participant (as defined below), the Fund determines to require the purchase to be made entirely in cash; (iv) if, on a given Business Day, the Fund requires all Authorized Participants purchasing shares on that day to deposit cash in lieu of some or all of the Deposit Instruments because: (a) such instruments are not eligible for transfer through either the NSCC or DTC; or (b) in the case of non-U.S. investments (if any), such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (v) if the Fund permits an Authorized Participant to deposit cash in lieu of some or all of the Deposit Instruments because: (a) such instruments are not available in sufficient quantity; or (b) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting.

In addition, it is possible that Deposit Instruments may not correspond pro rata to the positions in the Fund’s portfolio under the following circumstances: (i) in the case of bonds, with respect to minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (ii) with respect to minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots (a tradeable round lot for a security will be the standard unit of trading in that particular type of security in its primary market); (iii) with respect to “to-be-announced” transactions, short positions, derivatives, and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not intend to seek such consents), and they will therefore be excluded from the Deposit Instruments with their value reflected in the determination of the Cash Component; (iv) to the extent the Fund determines, on a given Business Day, to use a representative sampling of the Fund’s portfolio; or (v) with respect to temporary periods, to effect changes in the Fund’s portfolio as a result of the rebalancing of its underlying index.

Procedures for Creation of Creation Unit Aggregations. All orders to purchase shares of the Fund in Creation Unit Aggregations must be placed with the Transfer Agent by or through an “Authorized Participant” or “AP” which is either: (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Continuous Net Settlement System of the NSCC, or (2) a DTC Participant, which, in either case, has signed a “Participant Agreement” with the Distributor. Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the transfer agent or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP, as applicable, in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Cash Component.

Placement of Creation Orders. In order to purchase Creation Units of a Fund, an AP must submit an order to purchase for one or more Creation Units. All such orders must be received by a Fund’s transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) in order to receive that day’s closing net asset value per share. Orders must be placed in proper form by or through an AP, which is a DTC Participant, i.e., a subcustodian of the Trust. Deposit Instruments must be delivered to the Trust through DTC or NSCC, and Deposit Instruments which are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an American Depository Receipt (“ADR”) or similar domestic instrument, it may be delivered to the Custodian.

Deposit Instruments must be delivered to the Fund through the applicable processes set forth in the Participant Agreement. The custodian will monitor the movement of the underlying Deposit Instruments and/or cash and will instruct the movement of shares only upon validation that such instruments and/or cash have settled correctly.

Issuance of Creation Unit Aggregations. A Creation Unit Aggregation will generally not be issued until the transfer of good title to the Fund of the Deposit Instruments and the payment of the Cash Component, the Creation Transaction Fee (as defined below) and any other required cash amounts have been completed. To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Fund will be issued to such AP notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Instruments as soon as possible, which undertaking shall be secured by such AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 105% which Innovator may change from time to time of the value of the missing Deposit Instruments. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to use such collateral to buy the missing Deposit Instruments at any time and will subject the AP to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Unit Aggregations. The Fund reserves the absolute right to reject a creation order transmitted to it if: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Unit Aggregations of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required Fund Deposit is not delivered; (iv) the acceptance of the Fund Deposit would have certain adverse tax consequences; (v) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; (vi) the acceptance of the Fund Deposit would otherwise, in the discretion of the Fund, Innovator and/or any sub-advisor, have an adverse effect on the Fund or the rights of the Fund’s Beneficial Owners; or (vii) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, Innovator, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the Transfer Agent, the custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the “Creation Transaction Fee”) that is currently $500. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the Index. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an AP to substitute cash in lieu of depositing one or more of the requisite Deposit Instruments, the AP may be assessed a higher amount to cover the cost of purchasing the Deposit Instruments, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Instruments.

As discussed above, shares of the Fund may be issued in advance of receipt of all Deposit Instruments subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 105% of the market value of the missing Deposit Instruments.

Redemption of Fund Shares in Creation Unit Aggregations. Beneficial Owners of Fund shares may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit Aggregation to redeem through the Fund. The Fund will not redeem shares in amounts less than Creation Unit Aggregations and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation. Redemption requests must be placed by or through an Authorized Participant. Creation Unit Aggregations will be redeemable at their net asset value per Creation Unit Aggregation next determined after receipt of a request for redemption by the Fund.

On each Business Day, prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required quantity of Deposit Instruments, as well as the estimated Cash Redemption Amount (as defined below) (if any) that will be applicable to redemptions for the Fund for that day (subject to correction of any errors), are made available through the NSCC. Such information is applicable in order to effect redemptions of Creation Unit Aggregations of the Fund until a new list is announced on the next Business Day.

Unless cash redemptions are required or permitted for the Fund under the circumstances described below, the redemption proceeds for a Creation Unit Aggregation generally consist of Deposit Instruments—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares (per Creation Unit Aggregation) being redeemed, as next determined after a receipt of a request in proper form, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as described below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the Fund shares (per Creation Unit Aggregation), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming shareholder.

The Fund reserves the right to require or permit redemptions of Creation Unit Aggregations to be made in whole or in part on a cash basis, rather than in-kind, under the following circumstances: (i) to the extent there is a Cash Redemption Amount; (ii) if, on a given Business Day, the Fund announces before the open of trading that all redemptions on that day will be made entirely in cash; (iii) if, upon receiving a redemption order from an Authorized Participant, the Fund determines to require the redemption to be made entirely in cash; (iv) if, on a given Business Day, the Fund requires all Authorized Participants redeeming shares on that day to receive cash in lieu of some or all of the Deposit Instruments because: (a) such instruments are not eligible for transfer through either the NSCC or DTC; or (b) in the case of non-U.S. investments (if any), such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (v) if the Fund permits an Authorized Participant to receive cash in lieu of some or all of the Deposit Instruments because: (a) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (b) to the extent the Fund holds non-U.S. investments, a holder of shares would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.

In addition, it is possible that Deposit Instruments may not correspond pro rata to the positions in the Fund’s portfolio under the following circumstances: (i) in the case of bonds, with respect to minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (ii) with respect to minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; (iii) with respect to “to-be-announced” transactions, short positions, derivatives and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not intend to seek such consents), and they will therefore be excluded from the Deposit Instruments with their value reflected in the determination of the Cash Redemption Amount; (iv) to the extent the Fund determines, on a given Business Day, to use a representative sampling of the Fund’s portfolio; or (v) with respect to temporary periods, to effect changes in the Fund’s portfolio as a result of the rebalancing of its underlying index.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.

Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the “Redemption Transaction Fee”) that is currently $500. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the Index. Investors will also bear the costs of transferring the Fund Instruments from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.

Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for a redemption request to be made through an AP. An order to redeem Creation Unit Aggregations of the Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by US Bank (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to US Bank; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

Deliveries of Fund Securities to investors are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. Under the 1940 Act, the Fund would generally be required to make payment of redemption proceeds within seven days after a security is tendered for redemption. However, because the settlement of redemptions of Fund shares is contingent not only on the settlement cycle of the United States securities markets, but also on delivery cycles of foreign markets, pursuant to an exemptive order on which the Fund may rely, the Fund’s in-kind redemption proceeds must be paid within the maximum number of calendar days required for such payment or satisfaction in the principal local foreign markets where transactions in portfolio securities customarily clear and settle, but generally no later than 15 calendar days following tender of a Creation Unit Aggregation.

In connection with taking delivery of shares of non-U.S. Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or AP acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an AP’s agreement, in the event the AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund’s transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing shares as soon as possible. Such undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 105%, which Innovator may change from time to time, of the value of the missing shares.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the listing exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase and sell shares of the Fund on the listing exchange for the Fund, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets, if any.

Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution, which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Fund’s transactions in futures contracts and options, if any, will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (ii) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.  This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Capital Loss Carryforwards

At October 31, 2019, for federal income tax purposes, the Fund had capital loss carryforwards available to offset future capital gains for an unlimited period as set forth in the table below:

Indefinite Short-Term	Indefinite Long-Term
$23,541,523	--

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Determination of Net Asset Value

The net asset value of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. ET) on the days specified in the Fund’s prospectus or as otherwise determined by resolution adopted by the Board (each, a “valuation day”). If the NYSE closes early on a valuation day, the Fund shall determine its net asset value as of that time. Portfolio securities generally shall be valued utilizing prices provided by independent pricing services. The Board has authorized the Fund and USBFS, the Fund’s accounting agent (the “Fund Accounting Agent”) to use prices provided by certain pricing service vendors (each, a “Pricing Service”).

Equity and Other Non-Fixed Income Securities and Other Assets

The following securities and other assets, for which accurate and reliable market quotations are readily available, will be valued by the Fund Accounting Agents as described:

A.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities.

B.	Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

C.

Exchange-traded options and futures contracts (other than FLexible Exchange Options (“FLEX Options”)) will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options and futures contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price.

D.

Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a Pricing Service or by certain independent dealers in such contracts.

E.

Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities in accordance with the methods outlined in subsection A above.

F.

FLEX Options will be valued at a model-based price provided by the exchange on which the option is traded at the official close of that exchange’s trading date. If the exchange on which the option is traded is unable to provide a model price, FLEX Options prices will be provided by a backup provider. Otherwise, the value of a FLEX option will be determined by the Pricing Committee in accordance with the Valuation Procedures.

The Fund Accounting Agent will obtain all market quotations used in valuing securities in accordance with subsection A and E above from a Pricing Service. If no quotation can be obtained from a Pricing Service, then the Fund Accounting Agent for the Fund will contact the Trust’s pricing committee (the “Pricing Committee”). The Pricing Committee is responsible for establishing valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). The Pricing Committee will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if the Pricing Committee has reason to question the reliability or accuracy of a quotation supplied, the Pricing Committee must determine if a “fair value” of such portfolio security must be provided by the Pricing Committee pursuant to the Valuation Procedures.

Fixed Income Securities, Swaps and Other Instruments

Subject to the special pricing situations set forth below, the following securities will be valued by the Fund Accounting Agent as follows:

G.	Fixed income securities, swaps, currency-, credit- and commodity-linked notes, and other similar instruments will be valued using a Pricing Service.

H.

Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts, provided the Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

a.	the credit conditions in the relevant market and changes thereto;

b.	the liquidity conditions in the relevant market and changes thereto;

c.	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

d.	issuer-specific conditions (such as significant credit deterioration); and

e.

any other market-based data the Pricing Committee considers relevant. In this regard, the Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

I.

Repurchase agreements will be valued as follows: Overnight repurchase agreements will be valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be valued by the Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.

The Fund Accounting Agent will obtain all pricing data for use in valuing securities in accordance with subsections G through I, as applicable, above from a Pricing Service or, if no price is available from a Pricing Service, then the Fund Accounting Agent will contact the Pricing Committee, which will attempt to obtain one or more broker quotes from the selling dealer or financial institution for the security daily and will value the security accordingly. If the Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Pricing Committee must determine if a “fair value” of such portfolio security must be provided by the Pricing Committee pursuant to the Valuation Procedures. From time to time, the Pricing Committee will request that the Fund Accounting Agent submit price challenges to a Pricing Service, usually in response to any updated broker prices received.

Special Pricing Situations

If no quotation is available from either a Pricing Service or one or more brokers or if the Pricing Committee has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by the Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of a fixed-income security will be based on the consideration of all available information, including, but not limited to, the following: (a) the fundamental business data relating to the issuer, or economic data relating to the country of issue; (b) an evaluation of the forces which influence the market in which these securities are purchased and sold; (c) the type, size and cost of the security; (d) the financial statements of the issuer, or the financial condition of the country of issue; (e) the credit quality and cash flow of the issuer, or country of issue, based on the portfolio manager’s or external analysis; (f) the information as to any transactions in or offers for the security; (g) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; (h) the coupon payments, yield data/cash flow data; (i) the quality, value and salability of collateral, if any, securing the security; (j) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only); (k) the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only); (l) the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and (m) other relevant factors.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

If the equity security in question is a foreign security, the following additional information may be considered: (j) the country’s or geographic region’s political and economic environment; (k) the value of similar foreign securities traded on other foreign markets; (l) ADR and GDR trading of similar securities; (m) closed-end fund trading of similar securities; (n) foreign currency exchange activity; (o) the trading prices of financial products that are tied to baskets of foreign securities; (p) factors relating to the event that precipitated the pricing problem; (q) whether the event is likely to recur; and (r) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, if a “material market movement” occurs between the time a market on which a foreign security is traded closes and the time that the net asset value of the Fund is determined, then the foreign security will be valued in accordance with Section VIII of the Valuation Procedures.

Restricted securities (with the exception of Rule 144A Securities for which market quotations are available) will normally be valued at fair value as determined by the Pricing Committee under the supervision of the Board. The portfolio manager will notify the Pricing Committee of the existence of a restricted security in the Fund’s portfolio and will present to the Pricing Committee a recommendation as to the initial and continuing valuation of such security. The Pricing Committee will then determine the fair value of such restricted security.

Foreign Market Closures

On a day on which a foreign market is closed, but the U.S. markets are open, securities principally trading in those closed markets shall be fair valued. The Pricing Committee and the Fund Accounting Agent shall use ICE Data Services, or such other third-party fair valuation pricing vendor as the Pricing Committee and the Board may approve from time-to- time, to price the securities principally trading in those closed foreign markets.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income of the Fund, if any, are declared and paid at least annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Miscellaneous Information

Counsel. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is legal counsel to the Trust.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Trust’s independent registered public accounting firm. The firm audits the Trust’s financial statements and performs other related audit services.

Financial Statements

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal period ended October 31, 2019 and fiscal years ended September 30, 2019 and September 30, 2018 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. The financial statements included in the annual report for the period ended September 30, 2017 were audited by another independent registered public accounting firm.

A copy of the Annual Report may be obtained upon request and without charge by writing or by calling the Adviser, at the address and telephone number on the back cover of the Fund’s Prospectus.

Exhibit A - Proxy Voting Guidelines

Egan-Jones Proxy Services
Standard Proxy Voting
Principles and Guidelines

Egan-Jones Proxy Voting Principles

Introduction

Our Proxy Voting Principles serve as the background for our Proxy Voting Guidelines, which, in turn, act as general guidelines for the specific recommendations that we make with respect to proxy voting. It is important to recognize that such principles are not intended to dictate but guide. Certain of the principles may be inappropriate for a given company, or in a given situation. Additionally, the principles are evolving and should be viewed in that light. Our principles are and will be influenced by current and forthcoming legislation, rules and regulations, and stock exchange rules. Examples include:

•	the Sarbanes-Oxley Act of 2002 and implementing rules promulgated by the U.S. Securities & Exchange Commission

•	revised corporate governance listing standards of the New York Stock Exchange and resulting SEC rules

•	corporate governance reforms and subsequent proposed rule filings made with the SEC by The NASDAQ Stock Market, Inc. and resulting SEC rules

In general:

•	Directors should be accountable to shareholders, and management should be accountable to directors.

•	Information on the Company supplied to shareholders should be transparent.

•	Shareholders should be treated fairly and equitably according to the principle of one share, one vote.

Principles

A.	Director independence

It is our view that:

•	A two-thirds majority of the board should be comprised of independent directors.

•	Independent directors should meet alone at regularly scheduled meetings, no less frequently than semi-annually, without the Chief Executive Officer or other non-independent directors present.

•

When the Chairman of the Board also serves as the Company’s Chief Executive Officer, the board should designate one independent director to act as a leader to coordinate the activities of the other independent directors.

•	Committees of the board dealing with the following responsibilities should consist only of independent directors: audit, compensation, nomination of directors, corporate governance, and compliance.

•	No director should serve as a consultant or service provider to the Company.

•	Director compensation should be a combination of cash and stock in the Company, with stock constituting a significant component.

In our opinion, an independent director, by definition, has no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

•	should not have been employed by the Company or an affiliate within the previous five years.

•	should not be the founder of the Company.

•	should not be a director of the Company serving in an ex officio capacity.

•	should not be a member of the Company’s Board of Directors for 10 years or more, however, a director who is a diverse nominee may be exempted from this rule on the case-by-case basis.

•

should have no services contract regarding such matters as aircraft rental contract, real property lease or similar contract with the Company or affiliate, or with a member of the Company’s senior management or provide legal or consulting services to the Company within the previous three years.

•	should not be employed by a public company at which an executive officer of the Company serves as a director, and thereby be part of an interlocking relationship.

•

should not be a member of the immediate family (spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone other than domestic employees who share such person’s home) of any person described above.

•

a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation (base salary plus cash bonus) from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation.

•

a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (other than a utility) or non-profit organization that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of the recipient company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold. However, the existence of a credit agreement between a bank and the Company shall not affect the independence of a director who is an executive of that bank within the previous three years.

B.	Board operating procedures

•	The board should adopt a written statement of its governance principles, and regularly re-evaluate them.

•

Independent directors should establish performance criteria and compensation incentives for the Chief Executive Officer, and regularly review his or her performance against such criteria. Such criteria should align the interests of the CEO with those of shareholders, and evaluate the CEO against peer groups.

•	The independent directors should be provided access to professional advisers of their own choice, independent of management.

•	The board should have a CEO succession plan, and receive periodic reports from management on the development of other members of senior management.

•	Directors should have access to senior management through a designated liaison person.

•	The board should periodically review its own size, and determine the appropriate size.

C.	Requirements for individual directors

We recommend that:

•	The board should provide guidelines for directors serving on several Boards addressing competing commitments.

•

The board should establish performance criteria for itself and for individual directors regarding director attendance, preparedness, and participation at meetings of the board and of committees of the board, and directors should perform satisfactorily in accordance with such criteria in order to be re-nominated.

D.	Shareholder rights

•	A simple majority of shareholders should be able to amend the Company’s bylaws, call special meetings, or act by written consent.

•	“Greenmail” should be prohibited.

•	Shareholder approval should be required to enact or amend a “poison pill” (i.e., “shareholder rights”) plan

•	Directors should be elected annually.

•	The board should ordinarily implement a shareholder proposal that is approved by a majority of proxy votes.

•	Shareholders should have effective access to the director nomination process.

Egan-Jones Proxy Voting Guidelines

Consistent with the above-listed principles, the proxy voting guidelines outlined below are written to guide the specific recommendations that we make to our clients. Ordinarily, we do not recommend that clients ABSTAIN on votes; rather, we recommend that they vote FOR or AGAINST proposals (or, in the case of election of directors, that they vote FOR ALL nominees, AGAINST the nominees, or that they WITHHOLD votes for certain nominees). In the latter instance, the recommendation on our report takes the form ALL, EXCEPT FOR and lists the nominees from whom votes should be withheld.

Whether or not the guideline below indicates “case-by-case basis,” every case is examined to ensure that the recommendation is appropriate.

Board Of Directors

Election of Directors in Uncontested Elections

Case-by-case basis, examining composition of board and key board committees, attendance history, corporate governance provisions and takeover activity, long-term company financial performance relative to a market index, directors’ investment in the Company, etc.

WITHHOLD votes from nominees who:

•	are affiliated outside directors and sit on the Audit, Compensation, or Nominating committees.

•	are inside directors and sit on the Audit, Compensation, or Nominating committees.

•	are inside directors and the Company does not have Audit, Compensation, or Nominating committees.

•	attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•	ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•	fail to act on takeover offers where the majority of the shareholders have tendered their shares.

•	implement or renew a “dead-hand” or modified “dead-hand” poison pill.

•	sit on more than five other public boards.

•	serve as both Chairmen of the Board and CEOs and the Company receives a poor Board Score.

•	serve as CEOs and hold more than one outside public directorship.

•	serve as Chairmen of the Board and hold more than one outside public directorship.

•	sit on the existing board, which has failed to respond adequately to a say-on-pay vote in which the majority of votes cast voted AGAINST.

•	sit on the existing board, which has implemented a less frequent say-on-pay vote than the frequency option which received a majority of votes cast in the previous frequency vote.

Underperforming Board Policy

WITHHOLD votes from Compensation Committee members in cases when the Company obtains a questionable score on the Egan-Jones compensation rating model.

WITHHOLD votes from Compensation Committee members in cases when the Company’s Compensation Plans (Cash Bonus Plan or Stock Option Plan) receive an “AGAINST” recommendation from Egan-Jones.

Board Accountability

Case-by-case basis for the following:

•	Evidence or belief of failure of the board to properly account and prepare for risk (i.e. carbon or cyber issues)

•	A low board score, coupled with poor performance

•	Legal or ethical problems in the Company or its management

In cases in which the Company has engaged in the practice commonly referred to as “options backdating,” Egan-Jones may recommend that votes be withheld from nominees serving on the Company’s compensation committee, the Company’s entire board of directors, and/or its chief executive officer. Such recommendations will be made on a case-by-case basis, taking into consideration such matters as intent of the individuals involved, scope and timing of the practice, significance of financial restatement required, and corrective action taken.

Furthermore, we may recommend withholding votes from either members of the Company’s compensation committee, its entire board of directors and/or its chief executive officer where the Company has engaged in what we judge to be other unsatisfactory compensation practices. Considerations may include such factors as “pay-for-failure” executive severance provisions, change-in-control payments which are either excessive or which are not tied to loss of job or significant reduction in duties, excessive executive perquisites, unjustified changes in the performance standards applied to performance-based compensation, and executive compensation out of proportion to performance of the Company.

FOR responsible shareholder proposals calling for the Company to name as directors only those who receive a majority of shareholder votes.

Separating Chairman and CEO

FOR shareholder proposals requiring that positions of Chairman and CEO be held separately.

Independent Directors

FOR shareholder proposals asking that a two-thirds majority of directors be independent.

FOR shareholder proposals asking that the board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent when the Company obtains a questionable score on the Egan-Jones director independence rating. AGAINST in all other cases.

Stock Ownership Requirements

AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits

AGAINST shareholder proposals to limit tenure of outside directors.

Age Limits

AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability

Case-by-case basis on management proposals regarding director and officer indemnification and liability, using Delaware law as the standard.

AGAINST management proposals to eliminate entirely directors and officers liability for monetary damages for violating the duty of care.

AGAINST management indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

FOR only those management proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (1) the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

AGAINST shareholder proposals regarding disclosure of charitable contributions.

Political Contributions

AGAINST shareholder proposals regarding disclosure of political contributions.

FOR management proposals regarding approval of political contributions.

Lobbying Expenditures

AGAINST shareholder proposals for disclosure of lobbying expenditures.

Proxy Contests and Other Contested Elections

Election of Directors in Contested Elections

Case-by-case basis for voting for directors in contested elections, considering long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees on both slates, evaluation of what each side is offering shareholders as well as likelihood that proposed objectives and goals will be met, and stock ownership positions.

FOR plurality voting standard in contested elections.

Reimbursement of Proxy Solicitation Expenses

Case-by-case basis for shareholder proposals for reimbursement of proxy solicitation expenses. FOR reimbursing proxy solicitation expenses where EGAN-JONES recommends in favor of the dissidents.

Auditors

Ratifying Auditors

FOR management proposals to ratify appointment of independent auditor unless:

•	Auditor obtains a questionable score on the Egan-Jones Auditor Rating Model which takes into account a number of factors including but not limited to:

Auditor rotation every seven years

Non-audit fees exceeding 50% of total fees

Significant and material disciplinary actions taken against the Company’s Auditor

•

Auditor has a financial interest in or association with the Company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the Company’s financial position.

Proxy Contest Defenses

Classified Board vs. Annual Election

AGAINST management proposals to classify the board.

FOR shareholder proposals to repeal (“de-stagger”) classified boards and to elect all directors annually.

Removal of Directors

AGAINST management proposals that provide that directors may be removed only for cause.

FOR shareholder proposals to restore shareholder ability to remove directors with or without cause.

CASE-BY-CASE basis for shareholder proposal to remove a director, usually AGAINST unless there are compelling reasons to remove a director or a director does not fulfill Egan-Jones criteria examining independence, meetings attendance, other board memberships, then in such cases FOR.

AGAINST management proposals that provide that only continuing directors may elect replacements to fill board vacancies.

FOR shareholder proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

FOR management proposals to eliminate cumulative voting.

AGAINST shareholder proposals to provide for cumulative voting.

Calling Special Meetings

AGAINST management proposals to restrict or prohibit shareholder ability to call special meetings.

FOR shareholder proposals to allow a shareholder holding a 25% or greater interest to call a special shareholder meeting.

Acting by Written Consent

Case by case for management proposals to restrict or prohibit shareholder ability to take action by written consent.

FOR shareholder proposals to allow or make easier shareholder action by written consent.

Altering Size of the Board

FOR management proposals to fix the size of the board.

AGAINST management proposals that give management the ability to alter size of the board without shareholder approval.

Tender Offer Defenses

“Poison Pills”

FOR shareholder proposals that ask the Company to submit its “poison pill” for shareholder ratification.

Case-by-case basis for shareholder proposals to redeem a company’s existing “poison pill.”

Case-by-case basis for management proposals to ratify a “poison pill.”

Fair Price Provisions

Case-by-case basis for adopting fair price provisions, considering vote required to approve the proposed acquisition, vote required to repeal the fair price provision, and mechanism for determining the fair price.

AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

“Greenmail”

FOR proposals to adopt anti-”greenmail” charter or bylaw amendments or otherwise restrict the company’s ability to make “greenmail” payments.

Case-by-case basis for anti-”greenmail” proposals which are bundled with other charter or bylaw amendments.

“Pale Greenmail”

Case-by-case basis for restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Requirement to Amend Charter or Bylaws

AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Requirement to Approve Mergers

AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Placement of Equity with “White Squire”

FOR shareholder proposals to require approval of “blank check preferred stock” issues for other than general corporate purposes.

Other Governance Proposals

Confidential Voting

FOR shareholder proposals that request that the company adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

FOR management proposals to adopt confidential voting.

Equal Access

AGAINST shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Proxy Access

FOR binding shareholder proxy access proposals considering the following criteria:

•	0.5% ownership threshold
•

Number of board members that may be elected - cap of 1/3 of board or minimum 2 nominees, if the board size is being lowered the calculation is based upon the original board size, if it is being increased the calculation would be based upon the original board size, with each new slot added to the total, so two plus six if six new board positions are being created

•	We prefer no limit or caps on the number of shareowners in the nominations group
•	Loaned securities will count towards total
•	We prefer that all participants affirm that they intend to be “long term shareholders” of the company with at least 6 month ownership duration requirement
•	Proposals with no re-nominations restrictions are preferred

Bundled Proposals

Case-by-case basis for bundled or “conditioned” proxy proposals. Where items are conditioned upon each other, examine benefits and costs. AGAINST in instances when the joint effect of the conditioned items is not in shareholders’ best interests. FOR if the combined effect is positive.

Shareholder Advisory Committees

Case-by-case basis for shareholder proposals establishing a shareholder advisory committee.

Capital Structure

Common Stock Authorization

AGAINST management proposals increasing the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

AGAINST management proposals to increase the number of authorized shares of common stock, or equivalents, that exceeds the maximum amount indicated by Egan-Jones model without any specified legitimate purpose.

FOR management proposals to increase the number of authorized shares of common stock, or equivalents, that does not exceed the maximum amount indicated by Egan-Jones model or are targeted for a specified legitimate purpose.

Case-by-case basis on other such management proposals considering the specified purposes of the proposed increase, any explanation of risks to shareholders of failing to approve the request, potential dilution, and recent track record for using authorized shares, in which case judgment is applied to weigh such factors. Factors which are normally weighed in making such judgments include prior performance of the issuer, changes within the industry, relative performance within the industry, client preferences and overall good corporate governance. In general, we view the authorization of additional common shares to be ordinary and necessary and in the best long-term interests of the issuer and its shareholders.

Stock Distributions: Splits and Dividends

FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance, considering the industry and company’s returns to shareholders.

Reverse Stock Splits

FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Case-by-case basis on management proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issuance.

Preferred Stock

AGAINST management proposals authorizing creation of new classes of “blank check preferred stock” (i.e., classes with unspecified voting, conversion, dividend distribution, and other rights).

FOR management proposals to authorize preferred stock in cases where the Company specifies the voting, dividend, conversion, and other rights of such stock and the terms are reasonable.

Case-by-case basis on management proposals to increase the number of “blank check preferred shares” after analyzing the number of preferred shares available for issuance considering the industry and Company’s returns to shareholders.

“Blank Check Preferred Stock”

FOR shareholder proposals to have placements of “blank check preferred stock” submitted for shareholder approval, except when those shares are issued for the purpose of raising capital or making acquisitions in the normal course.

FOR management proposals to create “blank check preferred stock” in cases when the Company specifically states that the stock will not be used as a takeover defense.

Adjustments to Par Value of Common Stock

FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Case-by-case basis on shareholder proposals that seek preemptive rights, considering size of the company and shareholder characteristics.

Debt Restructurings

Case-by-case basis on management proposals to increase number of common and/or preferred shares and to issue shares as part of a debt restructuring plan, considering dilution, any resulting change in control.

FOR management proposals that facilitate debt restructurings except where signs of self- dealing exist.

Share Repurchase Programs

FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Case-by-case basis for management proposals for creation of tracking stock, considering the strategic value of the transaction vs. adverse governance changes, excessive increases in authorized stock, inequitable distribution method, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives, such as spin-offs.

Stock buybacks

Case-by-case on management proposals requesting stock buybacks. AGAINST in cases when the Company receives a poor Board or Compensation score. FOR otherwise.

Compensation of Officers and Directors

Compensation of Officers and Directors

FOR compensation plans that result in an amount of dilution (or the equivalent value in cash) that is less than the total amount suggested by Egan-Jones compensation rating model’s maximum dilution function as determined by the Company’s compensation rating.

AGAINST compensation plans that result in an excess amount of dilution (or the equivalent value in cash) that is more than the total amount suggested by Egan-Jones compensation rating model’s maximum dilution function as determined by the Company’s compensation rating.

AGAINST compensation plans involving “pay for failure,” such as excessively long contracts, guaranteed compensation, excessive severance packages, or other problematic practice not accounted for in the Egan-Jones compensation rating.

Case-by-case (but generally FOR) plans that are completely “decoupled” from the CEOs compensation and thus have no impact on the CEO’s current or future total compensation.

Advisory Votes on Executive Compensation (“Say-on-Pay”)

Case-by-case basis on advisory votes on executive compensation (“Say-on-Pay”), based on the score obtained by the Company in Egan-Jones Compensation Rating. AGAINST a non-binding compensation advisory vote when the Company obtains a questionable score on the Egan-Jones Compensation Rating model, FOR otherwise.

Relative Compensation is based upon a number of quantitative and qualitative metrics which produce a final score that is both forward looking and based upon the prior performance metrics of the company’s wealth creation and market capitalization as compared to the CEO’s total compensation package. Higher wealth creation, market capitalization and lower CEO compensation all contribute to a higher score in this rating. Additional qualitative measures such as 162m compliance, executive pension plan status and other relevant factors are then used to calculate the final score.

Advisory Votes Regarding Frequency of Advisory Votes on Executive Compensation

FOR management proposals that recommend that advisory votes on executive compensation take place annually.

AGAINST management proposals that recommend that advisory votes on executive compensation take place every two years or triennially.

AGAINST shareholder proposals regarding advisory vote on directors’ compensation.

Management Proposals Seeking Approval to Re-price Options

Case-by-case basis on management proposals seeking approval to re-price options.

Director Compensation

Case-by-case basis on stock-based plans for directors.

Employee Stock Purchase Plans

Case-by-case basis on employee stock purchase plans.

Amendments that Place a Maximum Limit on Annual Grants or Amend Administrative Features

FOR plans that amend shareholder-approved plans to include administrative features or place maximum limit on annual grants that any participant may receive to comply with the provisions of Section 162(m) of the Omnibus Budget Reconciliation Act (OBRA).

Amendments to Added Performance-Based Goals

FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Case-by-case basis on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

Approval of Cash or Cash & Stock Bonus Plans

Case-by-case basis on cash or cash & stock bonus plans to exempt compensation from taxes under the provisions of Section 162(m) of OBRA.

Limits on Director and Officer Compensation

FOR shareholder proposals requiring additional disclosure of officer and director compensation.

Case-by-case basis for all other shareholder proposals seeking limits on officer and director compensation.

“Golden Parachutes” and “Tin Parachutes”

FOR shareholder proposals to have “golden and tin parachutes” submitted for shareholder ratification.

Case-by-case basis on proposals to ratify or cancel “golden or tin parachutes.”

Employee Stock Ownership Plans (ESOPs)

FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized number of shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

FOR proposals to implement a 401(k) savings plan for employees.

State of Incorporation

State Takeover Statutes

Case-by-case basis on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-“greenmail” provisions, and disgorgement provisions).

Reincorporation Proposals

Case-by-case basis on proposals to change the Company’s state of incorporation.

Business Combinations and Corporate Restructurings

Mergers and Acquisitions

Case-by-case basis on mergers and acquisitions, considering projected financial and operating benefits, offer price, prospects of the combined companies, negotiation process, and changes in corporate governance.

Corporate Restructuring

Case-by-case basis on corporate restructurings, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

Spin-offs

Case-by-case basis on spin-offs, considering tax and regulatory advantages, planned use of proceeds, market focus, and managerial incentives.

Asset Sales

Case-by-case basis on asset sales, considering impact on the balance sheet and working capital, and value received.

Liquidations

Case-by-case basis on liquidations considering management’s efforts to pursue alternatives, appraisal value, and compensation for executives managing the liquidation.

Appraisal Rights

FOR providing shareholders with appraisal rights.

Mutual Fund Proxies

Election of Directors

Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

WITHHOLD votes for directors who:

•	are interested directors and sit on key board committees (Audit or Nominating committees)

•	are interested directors and the company does not have one or more of the following committees: Audit or Nominating.

•	attend less than 75 percent of the board and committee meetings. Participation by phone is acceptable.

•	ignore a shareholder proposal that is approved by a majority of shares outstanding.

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	serve as Chairman but are not independent (e.g. serve as an officer of the fund’s advisor)

Converting Closed-end Fund to Open-end Fund

Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares

FOR creating new classes or series of shares.

Preferred Stock Authorization

Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies

Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing a Fundamental Restriction to a Non-fundamental Restriction

Case-by-case basis on changing fundamental restriction to non-fundamental restriction, considering fund’s target investments, reasons for change, and projected impact on portfolio.

Changing Fundamental Investment Objective to Non-fundamental

AGAINST proposals to change the fund’s fundamental investment objective to non- fundamental.

Name Rule Proposals

Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the fund’s target market.

Disposition of Assets, Termination, Liquidation

Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company’s past performance, and terms of liquidation.

Charter Modification

Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

Change of Domicile

Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

Change in Sub-classification

Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Hire and Terminate Sub-advisors without Shareholder Approval

AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval.

Distribution Agreements

Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor’s reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure

FOR establishment of a master-feeder structure.

Changes to Charter

Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.

Mergers

Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Advisory Vote on Merger Related Compensation

AGAINST “golden parachutes” which are abusive,

•	such as those that exceed 3x of the cash severance or
•	if the cash severance multiple is greater than 2.99x or
•	contain tax gross-ups or
•	provide for accelerated vesting of equity awards, (however, pro-rata vesting of awards based on past service is acceptable) or
•	are triggered prior to completion of the transaction or
•	if the payouts are not contingent on the executive’s termination.

Miscellaneous Shareholder Proposals

Independent Directors

FOR shareholder proposals asking that a three-quarters majority of directors be independent.

FOR shareholder proposals asking that board’s Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

FOR shareholder proposals that the Chairman OR lead director be independent when the company obtains a questionable score on the Egan-Jones director independence rating. AGAINST in all other cases.

Establish Director Ownership Requirement

AGAINST proposals establishing a director ownership requirement.

Reimbursement of Shareholder for Expenses Incurred

CASE-BY-CASE for proposals for reimbursing proxy solicitation expenses in contested meetings.

FOR proposals for reimbursing proxy solicitation expenses in contested meetings in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor

CASE-BY-CASE basis for proposals for terminating the investment advisor, considering fund’s performance and history of shareholder relations.

Tax Payments on Restricted Awards

AGAINST shareholder proposals to adopt a policy that the Company will pay the personal taxes owed on restricted stock awards on behalf of named executive officers.

Recovery of Unearned Management Bonuses

AGAINST shareholder proposals to adopt an executive compensation recoupment policy.

Clawback Provision Amendment

AGAINST shareholder proposals that request the board of directors amend the Company’s clawback policy for executive compensation.

Quantifiable Performance Metrics

CASE-BY-CASE on shareholder proposals that request the board adopt the policy regarding quantifiable performance metrics. FOR this proposal in cases when Egan-Jones compensation rating model results in an ‘Against’ recommendation on ‘Say-on-Pay’ proposal. AGAINST this proposal in cases of when Egan-Jones compensation rating model results in a ‘For’ recommendation on ‘Say-on-Pay’ proposal.

Vote Tabulation

FOR shareholder proposals that request all matters presented to shareholders, other than the election of directors, shall be decided by a simple majority of the shares voted ‘For’ and ‘Against’ an item and abstentions from the vote count be excluded.

Maryland’s Unsolicited Takeover Act

FOR shareholder proposals requesting that the Board opt out of MUTA, which allows the board of directors to make changes by board resolution only, without shareholder approval, to a company’s capital structure and charter/bylaws. These include, but are not limited to:

› the ability to re-classify a board;

› the exclusive right to set the number of directors;

› limiting shareholders’ ability to call special meetings to a threshold of at least a majority of shares.

Accelerated Vesting

FOR shareholder proposals to implement double triggered with pro-rata vesting of awards.

Dividends

CASE-BY-CASE basis for shareholder proposals to increase dividends, but generally AGAINST in the absence of a compelling reason for.

Shareholder Proposals on Social Issues

Energy and Environment

AGAINST shareholder proposals that request companies to follow the CERES Principles.

Generally AGAINST proposals requesting reports that seek additional information, unless it appears that the Company has not adequately addressed shareholders’ relevant environmental concerns but FOR shareholder proposals requesting additional disclosure regarding hydraulic fracturing.

AGAINST proposals that request that the Board prepare, at reasonable expense and omitting proprietary information, a sustainability report.

AGAINST shareholder proposals that requests that company develop and implement a comprehensive sustainable palm oil sourcing policy.

AGAINST shareholder proposals promoting recycling.

AGAINST shareholder proposals requesting a report on recyclable packaging.

AGAINST shareholder proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products.

AGAINST shareholder proposals that requests the Company prepare a report, at reasonable expense and omitting proprietary information, assessing actual and potential material financial risks or operational impacts on the Company related to these genetically modified organisms (GMO issues).

AGAINST shareholder proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products.

AGAINST shareholder proposals requesting that a company adopt GHG emissions reductions goals and issue a report by at reasonable cost and omitting proprietary information, on its plans to achieve these goals.

AGAINST shareholder proposals to encourage energy conservation and the development of alternate renewable and clean energy resources and to reduce or eliminate toxic wastes and greenhouse gas emissions.

AGAINST shareholder proposals on proper disposal of pharmaceuticals.

AGAINST shareholder proposals requesting a report on electronic waste.

CASE-BY-CASE on shareholder proposals requesting a report on renewable energy adoption. FOR in cases when the Company receives a poor Board score, AGAINST otherwise.

CASE-BY-CASE on shareholder proposals requesting a report on distributed - scale clean electricity. FOR in cases when the Company receives a poor Board score, AGAINST otherwise.

FOR shareholder proposals requesting a report on climate change and business model.

AGAINST shareholder proposals requesting a report on nanomaterials.

FOR shareholder proposals requesting a report on antibiotics in livestock.

Northern Ireland

AGAINST proposals related to the MacBride Principles.

AGAINST proposals requesting reports that seek additional information about progress being made toward eliminating employment discrimination, unless it appears Company has not adequately addressed shareholder relevant concerns.

Military Business

AGAINST proposals on defense issues.

AGAINST proposals requesting reports that seek additional information on military related operations, unless the Company has been unresponsive to shareholder relevant requests.

Maquiladora Standards and International Operations Policies

AGAINST on proposals relating to the Maquiladora Standards and international operating policies.

AGAINST proposals requesting reports on international operating policy issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

World Debt Crisis

AGAINST proposals dealing with Third World debt.

AGAINST proposals requesting reports on Third World debt issues, unless it appears the Company has not adequately addressed shareholder relevant concerns.

Equal Employment Opportunity and Discrimination

AGAINST on proposals regarding equal employment opportunities and discrimination.

AGAINST proposals requesting reports that seek additional information about affirmative action efforts, unless it appears the Company has been unresponsive to shareholder relevant requests.

Holy Land Principles

AGAINST shareholder proposals to approve the implementation of the Holy Land Principles.

Animal Rights

AGAINST proposals that deal with animal rights.

Product Integrity and Marketing

AGAINST proposals on ceasing production of socially questionable products.

AGAINST proposals requesting reports that seek additional information regarding product integrity and marketing issues, unless it appears the Company has been unresponsive to shareholder relevant requests.

Human Resources Issues

AGAINST proposals regarding human resources issues.

AGAINST proposals requesting reports that seek additional information regarding human resources issues, unless it appears the Company has been unresponsive to shareholder relevant requests.

Exhibit B - Principal Holders Table

Shareholders Name and Address	Percentage
National Financial Services LLC 499 Washington Boulevard Jersey City, New Jersey 07310-1995	63.17%
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	16.37%
TD Ameritrade Clearing, Inc PO Box 2226 Omaha, Nebraska 68103-2226	5.94%

B-1

Elkhorn ETF Trust

Part C – Other Information

Item 28.	Exhibits

Exhibit No.	Description

(a)	(1) Amended and Restated Declaration of Trust of the Registrant (1)

(2) Amendment to Declaration of Trust (6)

(2) Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest (7)

(b)	By-Laws of the Registrant (2)

(c)	Not Applicable

(d)	(1) Investment Management Agreement between the Registrant and Innovator Capital Management, LLC (8)

(2) Investment Sub-Advisory Agreement between the Registrant, Innovator Capital Management, LLC and Penserra Capital Management LLC (9)

(e)	(1) ETF Distribution Agreement by and between the Registrant and Foreside Fund Services, LLC (10)

(2) First Amendment to ETF Distribution Agreement (11)

(f)	Not Applicable

(g)	(1) Custody Agreement by and between the Registrant and U.S. Bank National Association (15)

(2) First Amendment to Custody Agreement (16)

(h)	(1) Form of Subscription Agreement (3)

(2) Form of Participant Agreement (4)

(3) Fund Accounting Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC (17)

(4) First Amendment to Fund Accounting Servicing Agreement (18)

(5) Fund Administration Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC (19)

(6) First Amendment to Fund Administration Servicing Agreement (20)

(7) Transfer Agent Servicing Agreement by and between the Registrant and U.S. Bancorp Fund Services, LLC (21)

(8) First Amendment to the Transfer Agency Servicing Agreement (22)

(9) Sub-License Agreement by and between Registrant and Innovator Capital Management, LLC (25)

(i)	Not Applicable

(j)	Consent of Independent Registered Public Accounting Firm (25)

(k)	Not Applicable

(l)	Not Applicable

(m)	Form of 12b-1 Service Plan (5)

(n)	Not Applicable

(o)	Not Applicable

(p)	(1) Code of Ethics of Innovator ETFs Trust and Innovator ETFs Trust II (23)

(2) Code of Ethics for Innovator Capital Management LLC (24)

(3) Code of Ethics of Penserra Capital Management LLC (12)

(4) Code of Ethics of Foreside Fund Services, LLC (13)

(q)	Powers of Attorney (14)

__________________

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on April 28, 2015.

(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on April 28, 2015.

(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on April 28, 2015.

(4)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on April 28, 2015.

(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on April 28, 2015.

(6)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 30, 2018.

(7)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 30, 2018.

(8)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 30, 2018.

(9)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 30, 2018.

(10)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 30, 2018.

(11)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 30, 2018.

(12)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 30, 2018.

(13)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 30, 2018.

(14)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 30, 2018.

(15)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 29, 2019.

(16)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 29, 2019.

(17)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 29, 2019.

(18)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 29, 2019.

(19)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 29, 2019.

(20)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 29, 2019.

(21)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 29, 2019.

(22)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on July 29, 2019.

(23)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on January 28, 2020.

(24)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-201473) filed on February 28, 2020.

(25)	To be filed by amendment.

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable

Item 30.	Indemnification

Section 9.5 of the Registrant’s Amended and Restated Declaration of Trust provides as follows:

Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of Innovator Capital Management, LLC, the investment adviser to the Fund, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Innovator Capital Management, LLC is incorporated by reference to the Form ADV filed by Innovator Capital Management, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-110111).

Certain information pertaining to the business and other connections of Penserra Capital Management LLC, the investment sub-adviser to the Fund, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Penserra Capital Management LLC is incorporated by reference to the Form ADV filed by Penserra Capital Management LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-80466).

Item 32.	Principal Underwriter

(a)     Foreside Fund Services, LLC also acts as the distributor for the Registrant and the following investment companies: ABS Long/Short Strategies Fund; Absolute Shares Trust; AdvisorShares Trust; American Century ETF Trust; Amplify ETF Trust; Ark ETF Trust; Bluestone Community Development Fund (f/k/a The 504 Fund); Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust; Bridgeway Funds, Inc.; Brinker Capital Destinations Trust; Calvert Ultra-Short Duration Income NextShares, Series of Calvert Management Series; Center Coast MLP & Infrastructure Fund; Center Coast MLP Focus Fund, Series of Investment Managers Series Trust; CornerCap Group of Funds; Davis Fundamental ETF Trust; Direxion Shares ETF Trust; Eaton Vance NextShares Trust; Eaton Vance NextShares Trust II; EIP Investment Trust; EntrepreneurShares Series Trust; Evanston Alternative Opportunities Fund; EventShares U.S. Policy Alpha ETF, Series of Listed Funds Trust (f/k/a Active Weighting Funds ETF Trust); Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II); FEG Absolute Access Fund I LLC; Fiera Capital Series Trust; FlexShares Trust; Forum Funds; Forum Funds II; FQF Trust; Friess Small Cap Growth Fund, Series of Managed Portfolio Series; GraniteShares ETF Trust; Guinness Atkinson Funds; Infinity Core Alternative Fund; Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust); Ironwood Institutional Multi-Strategy Fund LLC; Ironwood Multi-Strategy Fund LLC; John Hancock Exchange-Traded Fund Trust; Manor Investment Funds; Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund; Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV; OSI ETF Trust; Morningstar Funds Trust; MProved Systematic Long-Short Fund, Series Portfolios Trust; MProved Systematic Merger Arbitrage Fund, Series Portfolios Trust; MProved Systematic Multi-Strategy Fund, Series Portfolios Trust; NYSE® Pickens Oil ResponseTM ETF, Series of ETF Series Solutions; OSI ETF Trust; Pacific Global ETF Trust; Palmer Square Opportunistic Income Fund; Partners Group Private Income Opportunities, LLC; PENN Capital Funds Trust; Performance Trust Mutual Funds, Series of Trust for Professional Managers; Plan Investment Fund, Inc.; PMC Funds, Series of Trust for Professional Managers; Point Bridge GOP Stock Track ETF, Series of ETF Series Solutions; Quaker Investment Trust; Ranger Funds Investment Trust; Renaissance Capital Greenwich Funds; RMB Investors Trust (f/k/a Burnham Investors Trust); Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust; Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust; Salient MF Trust; SharesPost 100 Fund; Six Circles Trust;Sound Shore Fund, Inc.; Steben Alternative Investment Funds; Strategy Shares; Syntax ETF Trust; The Chartwell Funds; The Community Development Fund; The Relative Value Fund; Third Avenue Trust; Third Avenue Variable Series Trust; Tidal ETF Trust; TIFF Investment Program; Timothy Plan High Dividend Stock ETF, Series of the Timothy Plan; Timothy Plan US Large Cap Core ETF, Series of the Timothy Plan; Transamerica ETF Trust U.S. Global Investors Funds; Varient Alternative Income Fund; VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II; VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II; VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II; VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II; Vivaldi Opportunities Fund; West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund); Wintergreen Fund, Inc. and WisdomTree Trust.

(b)     To the best of Registrant’s knowledge, the directors and executive officers of Foreside Fund Services, LLC, are as follows:

Name*	Position with Underwriter	Positions with Fund***
Richard J. Berthy	President, Treasurer and Manager	None
Mark A. Fairbanks	Vice President	None
Jennifer K. DiValerio**	Vice President	None
Nanette K. Chern	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Secretary	None

________________________

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is Three Canal Plaza, Suite 100, Portland, Maine 04101.
**	The principal business address for Ms. DiValerio is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.
***	None of the directors or executive officers of Foreside Fund Services, LLC are employed by the Fund.

(c)     Not Applicable

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of 15 U.S.C. 80a-3-(a) and rules under that section, are maintained by U.S. Bank Fund Services, LLC and U.S. Bank, N.A., with the exception of those maintained by the Registrant’s investment adviser, Innovator Capital Management, LLC, 109 North Hale Street, Wheaton, Illinois 60187.

U.S. Bank Fund Services, LLC and U.S. Bank, N.A. provide general administrative, accounting, portfolio valuation, and custodian services, respectively, to the Registrant, including the coordination and monitoring of any third-party service providers and maintain all such records relating to these services.

Item 34.	Management Services

Not Applicable

Item 35.	Undertakings

Not Applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton, and State of Illinois, on May 18, 2020.

Innovator ETFs Trust II

By:	/s/ H. Bruce Bond
H. Bruce Bond
President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ H. Bruce Bond	Chief Executive Officer, President and Trustee	May 18, 2020
H. Bruce Bond

/s/ John Southard	Vice President, Treasurer and Principal Financial Accounting Officer	May 18, 2020
John Southard
Mark Berg*	) Trustee)
	)	By: /s/ H. Bruce Bond
Joe Stowell*	) Trustee)	H. Bruce Bond Attorney-In-Fact
	)	May 18, 2020

Brian J. Wildman*	) Trustee)
)

*

An original power of attorney authorizing H. Bruce Bond and John Southard to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, and are filed as an exhibit herewith.

Index to Exhibits